                                EXHIBIT K-2(A)
                            FORM OF FRANCHISEE NOTE
                            -----------------------

                                     NOTE
                                     ----


$____________ (U.S.)                                   _______ ___, 199__


          FOR VALUE RECEIVED, _________________________________________, a
___________________________ having an office at __________________________
("MAKER") promises to pay to the order of BANCO POPULAR DE PUERTO RICO, having an office at 7 West 51/st/ Street, New York, New York 10019 (hereinafter referred to as "PAYEE"), or at such place as the holder hereof may from time to time designate in writing, the principal sum of __________________________________ DOLLARS ($__________) or so much thereof as may be outstanding (THE "PRINCIPAL AMOUNT") in lawful money of the United States of America with interest on the Principal Amount outstanding from time to time to be computed from the date the funds are advanced by Payee at the Applicable Interest Rate (hereinafter defined) as provided herein. Defined terms used in this Note shall have the meanings ascribed thereto in paragraph 1 hereof.

     1.   DEFINITIONS.  The following terms shall have the following meanings:

"APPLICABLE INTEREST
RATE"                     (i) During the Initial Period, the Initial Period
                          Interest Rate,
                          (ii) during the Second Period, the Second Period Interest Rate, [and (iii) during the Third Period, the Third Period Interest Rate.]


"APPLICABLE TREASURY
RATE"                     The Treasury Rate plus ______ basis points.

"FIRST PERIODIC
AMORTIZATION DATE"        [First day of month occurring six (6) months after
                          closing date.]

"FIRST PERIODIC
INTEREST DATE"            [First day of first month after closing date].

"INITIAL PERIOD"          The period commencing on the date of this Note and
                          ending on [date preceding first (1/st/) anniversary of closing date].

"INITIAL PERIOD INTEREST
RATE" A per annum rate equal to the Prime Rate in effect from time to time.

"LOAN DOCUMENTS"          As defined in the Mortgage.

"MATURITY DATE"           ____________.

"MORTGAGE"                The Mortgage, Security Agreement and Assignment of
                          Leases and Rents, dated as of the date hereof, made by Maker, as mortgagor, to Payee, as mortgagee, as the same may be amended or supplemented from time to time.

"PERIODIC AMORTIZATION
AMOUNT"                   $__________.

"PERIODIC AMORTIZATION
DATE" The first (1st) day of each calendar month occurring after the First Periodic Amortization Date and prior to the Maturity Date.

"PERIODIC AMORTIZATION
PAYMENT" A periodic payment of a portion of the Principal Amount equal to the Periodic Amortization Amount.

"PERIODIC INTEREST DATE"  The first (1st) day of each calendar month occurring after the First Periodic Interest Date and prior to the Maturity Date.

"PRIME RATE"              The prime commercial lending rate of Payee as publicly
                          announced (or published internally) by Payee to be in effect from time to time, or, if the actual cost to Payee of its overnight federal funds borrowings exceeds the announced or published prime rate, the overnight federal funds rate. The Prime Rate is not the lowest rate charged by Payee for commercial or other types of loans, it being understood that the Prime Rate is only one of the bases for computing interest on loans made by Payee and that, by basing interest on the Prime Rate, Payee has not committed to charge and Maker has not in any way bargained for interest based on a lower or the lowest rate at which Payee may now or in the future make loans to other borrowers. Any interest rate based on the Prime Rate shall be adjusted on and as of the effective date of any change in the Prime Rate.

"PRINCIPAL AMOUNT"        _______________ Dollars ($__________(U.S.)) or so much
                          thereof as may be outstanding from time to time.

"SECOND PERIOD"           The period commencing on (first (1/st/) anniversary of
                          closing date) and ending on [(the Maturing Date/date preceding 7/th/ anniversary of closing date)].

"SECOND PERIOD
INTEREST RATE"            [To be elected by Maker as of closing date] Either (i)
                          a floating per annum rate equal to the Prime Rate plus
                          ____ basis points, or (ii) a fixed per annum rate equal to the Applicable Treasury Rate. The Second
                          Period Interest Rate shall remain in effect for the entire Second Period.

["THIRD PERIOD"           The period commencing on [the 7/th/ anniversary of the
                          closing date] and ending on the Maturity Date.]

["THIRD PERIOD
INTEREST RATE"            ________________.]

"TREASURY RATE"           The yield on United States Treasury notes having a
                          maturity closest to the Maturity Date as in effect on
                          the date of this Note based on the rate published on
                          such date in The Wall Street Journal.
                                       -----------------------

     2. INTEREST RATE. During the entire period of this Note occurring prior to maturity (whether such maturity occurs by acceleration or otherwise), this Note shall bear interest commencing on the date hereof at the Applicable Interest Rate.

     3. INTEREST PAYMENTS. Maker agrees to pay interest from the date hereof on the Principal Amount at a rate per annum equal to the Applicable Interest Rate by periodic payments of interest in arrears commencing on the First Periodic Interest Date and continuing on each Periodic Interest Date thereafter until the entire Principal Amount is paid. Interest shall also be due on the Maturity Date at the Applicable Interest Rate for the period from the Periodic Interest Date immediately preceding the Maturity Date up to and including the Maturity Date. Interest shall be calculated on the basis of a 360-day year for the actual number of days involved. After maturity, the Principal Amount and accrued interest thereon, shall, at Lender's option, be payable on demand.

     4. PRINCIPAL PAYMENTS. In addition to the payment of interest hereunder, Maker agrees to pay the Principal Amount now or hereafter owing under this Note prior to the Maturity Date by making Periodic Amortization Payments that are due and payable during the term of this Note commencing on the First Periodic Amortization Date, and thereafter on each succeeding Periodic Amortization Date, and the entire unpaid Principal Amount, and all accrued and unpaid interest thereon, shall be due and payable on the Maturity Date.

     5. EVENTS OF DEFAULT; ATTORNEY'S FEES. The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due under this Note and the other Loan Documents (all such sums hereinafter collectively referred to as the "Debt") shall without notice become immediately
                                 ----
due and payable at the option of Payee if any
payment required in this Note is not paid within five (5) days of the date when due or on the happening of any other default, after the expiration of any applicable notice and grace periods, herein or under the terms of the Mortgage or any other Loan Document (hereinafter collectively an "Event of Default"). All
                                                         ----------------
of the terms, covenants and conditions contained in the Mortgage and the other Loan Documents are hereby made a part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security hereof, Maker also agrees to pay reasonable attorney's fees for the services of such counsel whether or not suit is brought.

     6. PREPAYMENT. (a) The Note may be prepaid in whole or in part, together with interest on the amount being prepaid up to the date of such payment and, in the case of prepayment in full, all others amounts due and payable by Maker under this Note, the Mortgage and the other Loan Documents, at any time upon giving Payee not less than sixty (60) days prior written notice, provided that, at the time of such prepayment (whether by voluntary prepayment, involuntary prepayment following acceleration, or otherwise), Maker shall pay to Payee an additional prepayment consideration [IF PRIME RATE IN EFFECT AT TIME OF PAYOFF - equal to (i) three percent (3%) of the Principal Amount being prepaid, if prepayment occurs prior to [1st four years of Loan term], (ii) two percent (2%) of the Principal Amount being prepaid, if prepayment occurs prior to [period between 4/th/ anniversary of closing and date preceding 7/th/ anniversary of closing], and (iii) one percent (1%) of the Principal Amount being prepaid, if prepayment occurs at any time on or after [7/th/ anniversary of closing date and prior to Maturity Date]/IF APPLICABLE TREASURY RATE IN EFFECT AT TIME OF PAYOFF-calculated as follows: (i) the present value as of the date of prepayment of the remaining scheduled payments of principal and interest (including any ballon payment) determined by discounting such payments at the "Monthly Equivalent Treasury Note Rate" (hereinafter defined) less (ii) the amount of principal being prepaid, provided such difference shall not be less than zero. The Monthly Equivalent Treasury Note Rate for purposes of this provision shall be the rate which when compounded monthly results in a yield that is equivalent to the yield on the U.S. Treasury Note plus ___ percent (__%) which is compounded semi-annually, having a maturity date closest to the Maturity Date. In no event shall the prepayment consideration be less than one percent (1%) of the then outstanding Principal Amount.]

     (b) Any prepayment of the Principal Amount, whether in whole or in part, shall be accompanied by payment of all accrued interest on the Principal Amount being prepaid and shall be applied to installments of the Periodic Amortization Payments in inverse order of maturity. Sums prepaid shall not be readvanced by Payee.

     7. DEFAULT RATE. Maker does hereby agree that upon the occurrence of an Event of Default or upon the failure of Maker to pay the Debt in full on the Maturity Date, Payee shall be entitled to receive and Maker shall pay interest on the entire unpaid principal sum from the date of an Event of Default at the rate (the "Default Rate") equal to the Applicable Interest Rate then in effect
           ------------
plus five hundred (500) basis points. Interest shall accrue hereunder at the Default Rate from the occurrence of the Event of Default until the actual receipt and collection of the Debt. This charge shall be added to the Debt, and shall be deemed secured by the Mortgage. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Payee by reason of the occurrence of any Event of Default. In the event the Default Rate is above the maximum rate permitted by applicable law, the Default Rate shall be the maximum rate permitted by applicable law.

     8. LOAN DOCUMENTS. This Note is secured by the Mortgage and the other Loan Documents. Whenever used, the singular number shall include the plural, the plural the singular, and the words "Payee" and "Maker" shall include their
                                    -----       -----
respective successors, assigns, heirs, executors and administrators.

     9. NO USURY. This Note is subject to the express condition that at no time shall Maker be obligated or required to pay interest on the Debt at a rate which could subject Payee to either civil or criminal liability as a result of being in excess of the maximum interest rate which Maker is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Maker is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest due under this Note shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.

     10. LATE CHARGE. If any sum payable under this Note is not paid within fifteen (15) days after the date on which it is due, Maker shall pay to Payee upon demand an amount equal to the lesser of two percent (2%) of such unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment and such amount shall be secured by the Mortgage and the other Loan Documents.

     11. NO ORAL MODIFICATIONS. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     12. WAIVER. Maker and all others who are or who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, and non-payment, and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Mortgage or the other Loan Documents made by agreement between Payee and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker, and any other who may become liable for the payment of all or any part of the Debt, under this Note, the Mortgage or the other Loan Documents.

     13. AUTHORITY OF MAKER. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Mortgage and the other Loan Documents and that this Note, the Mortgage and the other Loan Documents constitute valid and binding obligations of Maker.

     14. GOVERNING LAW. This Note shall be governed and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

     15. NOTICES. Any notice, demand, statement, request or consent made hereunder shall be in writing to the other party hereto at its address set forth below or at such other address as such party may designate by notice to the other party hereto and shall be deemed given (i) on receipt, if mailed, by certified or registered U.S. mail, return receipt requested, postage prepaid;
(ii) on receipt, if delivered, fee prepaid, to a national overnight delivery service (such as Federal Express, Purolater Courier, U.P.S. Next Day Air); (iii) when delivered, if delivered by hand, as evidenced by a signed receipt; or (iv) the date of transmission of notice sent by telecopier or facsimile machine (with a copy thereof sent in accordance with clause (ii) above) provided notice was transmitted on a Business Day (hereinafter defined) otherwise notice shall be deemed given on the next Business Day:

     To Maker:
               ___________________
               ___________________
               ___________________
               Attention:_________
               Telephone: ( )__-__
               Telecopy:  ( )__-__

     With a courtesy copy to:

               ___________________
               ___________________
               ___________________
               Attention:_________
               Telephone: ( )__-__
               Telecopy:  ( )__-__

     To Payee:
               Banco Popular de Puerto Rico
               7 West 51/st/ Street
               New York, New York 10019
               Attention:  Mr. Agustin Mas
                         Vice President
               Telephone: (212) 445-1800
               Telecopy:  (212) 586-3537

     With a courtesy copy to:

               McConnell Valdes LLP
               1301 Avenue of the Americas
               New York, New York 10019
               Attention:  Brian F. Doran, Esq.
               Telephone:  (212) 586-4630
               Telecopy:    (212) 586-4815

A "Business Day" is any day other than a Saturday or Sunday, or a day on which
   ------------
banking and savings and loan institutions in the State of New York are authorized or obligated by law or executive order to remain closed. Refusal to accept delivery of any notice shall be deemed to be receipt of such notice.

     16. MISCELLANEOUS. (a) The rights and remedies of Payee as provided in this Note, the Mortgage or in the other Loan Documents shall be cumulative and concurrent; may be pursued separately, successively, or together at the sole discretion of Payee, may be exercised as often as occasion for their exercise shall arise; and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of it.

          (b) If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect.

          (c) Any failure by Payee to insist upon strict performance by Maker of any of the provisions of this Note, the Mortgage or the other Loan Documents shall not be deemed to be a waiver of any of the terms or provisions of this Note, the Mortgage or the other Loan Documents, and Payee shall have the right thereafter to insist upon strict performance by Maker of any and all of them.

          (d) All times, wherever stated herein, shall be of the essence of this Note.

     17. ASSIGNMENT BY PAYEE. Payee shall have the right, exercisable at any time and from time to time, to sell, transfer or assign this Note, the Mortgage and the other Loan Documents, or grant participations therein, or issue certificates or securities evidencing a beneficial interest therein in a rated or unrated public offering or private placement, and Payee may forward to any purchaser, transferee, assignee, servicer, participant, investor or credit rating agency rating such securities (collectively, an "Investor") or
                                                        --------
prospective Investor all documents and information in Payee's possession with respect to Maker, the Mortgaged Property (as defined in the Mortgage) and the Loan Documents as such Investor or prospective Investor may request.

     18. WAIVER OF TRIAL BY JURY. MAKER AND PAYEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON

THE LOAN EVIDENCED BY THIS NOTE OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF MAKER OR PAYEE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEE'S MAKING OF THE LOAN SECURED BY THE MORTGAGE AND THE OTHER LOAN DOCUMENTS.

     IN WITNESS WHEREOF, Maker has duly executed this Note, intending to be legally bound, the day and year first above written.

                              _______________________________,
                                a ___________________________

                              By:____________________________
                              Name:__________________________
                              Title:_________________________

                                EXHIBIT K-2(B)
                                --------------

                  FORM OF FRANCHISEE OWNED PROPERTY MORTGAGE
                  ------------------------------------------



                       MORTGAGE, SECURITY AGREEMENT AND
                        ASSIGNMENT OF LEASES AND RENTS

                                BY AND BETWEEN

                             _____________________
                             _____________________
                                  __________
                            _______________________
                                 ("MORTGAGOR")

                                      AND

                         BANCO POPULAR DE PUERTO RICO
                             7 WEST 51ST STREET
                           NEW YORK, NEW YORK 10019
                                 ("MORTGAGEE")

                         DATED AS OF _________, 199__

                         LOCATION OF PREMISES:



                          RECORDING REQUESTED BY AND
                          WHEN RECORDED - RETURN TO:
                          Brian F. Doran, Esq.
                          McConnell Valdes LLP
                          1301 Avenue of the Americas
                          New York, New York  10019

     THIS MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS (the "Mortgage"), made as of the __ day of _____, 199_, by _______________________, a
 --------
__________________, having an office at ____________
_________________________________________________ ("Mortgagor") and BANCO
                                                    ---------
POPULAR DE PUERTO RICO, having offices at 7 West 51st Street, New York, New
York 10019 ("Mortgagee").
             ---------


                             W I T N E S S E T H:
                             - - - - - - - - - -


     To secure the payment of an indebtedness in the principal sum of ________________________________ DOLLARS ($___________), lawful money of the
United States of America, to be paid with interest according to a certain note dated the date hereof made by Mortgagor to Mortgagee (the note together with all extensions, renewals or modifications thereof being hereinafter collectively called the "Note") (said indebtedness, interest and all other sums due hereunder
            ----
and under the Note being collectively called the "Debt"), Mortgagor has
                                                  ----
mortgaged, given, granted, bargained, sold, aliened, conveyed, confirmed, pledged, assigned, and hypothecated and by these presents does hereby mortgage, give, grant, bargain, sell, alien, convey, confirm, pledge, assign and hypothecate unto Mortgagee the real property described in Exhibit A attached
                                                          ---------
hereto (the "Land") and the buildings, structures, fixtures, additions,
             ----
enlargements, extensions, modifications, repairs, replacements and improvements, now or hereafter located thereon (the "Improvements");
                                       ------------

     TOGETHER WITH: all right, title, interest and estate of Mortgagor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Land and the Improvements together with the following property, rights, interests and estates being hereinafter described are collectively referred to herein as the "Mortgaged Property"):
                                        ------------------

          (a) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Land or the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Mortgagor of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

          (b) all machinery, equipment, fixtures, furniture, equipment, cooking supplies, stoves, refrigerators, dishes, glassware, utensils and inventories and other property of every kind and nature, whether tangible or intangible, whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Land or the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land or the Improvements and all building equipment, materials and supplies and construction equipment, materials and supplies of any nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Land or the Improvements, or appurtenant thereto, or usable in connection with the present or future construction, renovation, operation, enjoyment and occupancy of the Land or the Improvement (hereinafter collectively called the "Equipment"),
                                                              ---------
including the proceeds of any sale or transfer of the foregoing, and the right, title and interest of Mortgagor in and to any of the Equipment which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the State of ______________ (the "Uniform Commercial
                                                         ------------------
 Code") superior in lien to the lien of this Mortgage;
 ----
          (c) all awards or payments, including interest thereon, which may heretofore or hereafter be made with respect to the Mortgaged Property, whether from the exercise of eminent domain or condemnation (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said rights), or for a change of grade, or for any other injury to or decrease in the value of the Mortgaged Property;

          (d) all leases and other agreements affecting the use, enjoyment or occupancy of the Land or the Improvements heretofore or hereafter entered into by Mortgagor (collectively, the "Leases") and all income, rents, issues, profits
                                 ------
and revenues from the Land or Improvements (collectively, the "Rents") and all
                                                               -----
proceeds from the sale, surrender, termination or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

          (e) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property; and

          (f) the right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of Mortgagee in the Mortgaged Property.

     TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the use and benefit of Mortgagee, and the successors and assigns of Mortgagee, forever.


AND Mortgagor represents and warrants to and covenants and agrees with Mortgagee as follows:

     1.   Payment of Debt and Incorporation of Covenants, Conditions and
          --------------------------------------------------------------
Agreements. Mortgagor will pay the Debt at the time and in the manner provided
----------
in the Note and in this

Mortgage. All the covenants, conditions and agreements contained in (a) the Note and (b) all and any of the documents other than the Note or this Mortgage now or hereafter executed by Mortgagor and/or others and by or in favor of Mortgagee, which wholly or partially secure or guaranty payment of the Note (collectively, the "Loan Documents"), are hereby made a part of this Mortgage to the same
     --------------
extent and with the same force as if fully set forth herein.

     2.   Warranty of Title.  Mortgagor warrants that it has good title to the
          -----------------
Mortgaged Property and has the right to mortgage, give, grant, bargain, sell, alien, convey, confirm, pledge, assign and hypothecate the same and that Mortgagor possesses an unencumbered fee estate in the Land and the Improvements and that it owns the Mortgaged Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Mortgage. Mortgagor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Mortgagee against the claims of all persons whomsoever.

     3.   Insurance.
          ---------

          (a) Mortgagor, at its sole cost and expense, will keep the Mortgaged Property insured during the entire term of this Mortgage for the mutual benefit of Mortgagor and Mortgagee against loss or damage by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy including, but not limited to, riot and civil commotion, vandalism, malicious mischief, burglary and theft. Such insurance shall be in an amount (i) equal to one hundred percent (100%) of the then replacement cost of the Improvements and the Equipment, without deduction for physical depreciation and (ii) such that the insurer would not deem Mortgagor a co-insurer under said policies. The policies of insurance carried in accordance with this paragraph shall be paid annually in advance and shall contain the "Replacement Cost Endorsement" with a waiver of depreciation.

          (b) Mortgagor, at its sole cost and expense, for the mutual benefit of Mortgagor and Mortgagee, shall also obtain and maintain during the entire term of this Mortgage the following policies of insurance:

          (i) Flood insurance if any part of the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any successor act thereto) in an amount at least equal to the outstanding principal amount of the Note or the maximum limit of coverage available with respect to the Improvements and Equipment under said Act, whichever is less.

          (ii) Comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages in an amount not less than $1,000,000 per occurrence and $10,000,000 in the aggregate.

          (iii) Business interruption insurance in an amount equal to the aggregate annual amount of all income from, and revenues and rents payable with respect to, the Mortgaged Property, such business interruption insurance to cover losses for a period of at least twelve (12) months after the date of the fire or casualty in question.

          (iv) During the course of any construction, renovation or equipping of the Improvements, builder's completed value risk insurance against "all risks of physical loss", including collapse and transit coverage, with deductibles reasonably satisfactory to Mortgagee, in non-reporting form, covering the total value of work performed and equipment, supplies and materials furnished. Such policy of insurance shall contain the "permission to occupy upon completion of work or occupancy" endorsement and a waiver of co-insurance or an agreed amount endorsement.

          (v) Such other insurance as may from time to time be reasonably required by Mortgagee in order to protect its interests.

          (c)   All policies of insurance (the "Policies") required pursuant to
                                                --------
this paragraph 3 shall be issued by an insurer having an A.M. Best rating of A:V or better and satisfactory to Mortgagee, (ii) shall contain the standard New York mortgagee non-contribution clause naming Mortgagee as the person to which all payments made by such insurance company shall be paid, (iii) shall be maintained throughout the term of this Mortgage without cost to Mortgagee, (iv) original certificates, or copies thereof, certified to be true and correct, shall be delivered to Mortgagee, (v) shall contain such provisions as Mortgagee deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Mortgagor, Mortgagee nor any other party shall be a co-insurer under said Policies and that Mortgagee shall receive at least thirty (30) days prior written notice of any modification or cancellation, and (vi) shall be satisfactory in form and substance to Mortgagee and shall be approved by Mortgagee as to amounts, form, risk coverage, deductibles, loss payees and insureds. All such premiums for such Policies (the "Insurance Premiums") shall be paid by Mortgagor making payment when due
 ------------------
directly to the carrier. Not later than thirty (30) days prior to the expiration date of each of the Policies, Mortgagor will deliver to Mortgagee satisfactory evidence of the renewal of each Policy.

          (d) If the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Mortgagor shall give prompt written notice thereof to Mortgagee. Sums paid to Mortgagee by an insurer, after deduction of Mortgagee's reasonable costs and expenses of collection (after such deduction, the " Insurance Proceeds"), shall be retained and (i) applied by
                 ------------------
Mortgagee toward payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper (any such application for repayment to be without any prepayment consideration, except that if any Event of Default (hereinafter defined), or an event that with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, then such application shall be subject to the prepayment consideration computed in accordance with the Note) or, (ii) if the conditions set forth in paragraph 3(f) of this Mortgage are satisfied, as determined by Mortgagee in its sole discretion, paid to Mortgagor for the restoration and repair of the Mortgaged Property in accordance with paragraph 3(e) of this Mortgage in whole or in such lesser amount as is necessary to pay for the costs of such restoration and repair.

          (e) If the Insurance Proceeds are held by Mortgagee to reimburse Mortgagor for the cost of restoration and repair of the Mortgaged Property, (i) the Mortgaged Property shall be substantially restored to the equivalent of its condition prior to such casualty or to such other condition as Mortgagee may approve in writing, (ii) such restoration and repair shall be done in compliance with all applicable laws, rules and regulations, and (iii) all reasonable costs and expenses incurred by Mortgagee in connection with making the Insurance Proceeds available for such restoration and repair including, without limitation, counsel fees and inspecting engineers' fees incurred by Mortgagee, shall be paid by Mortgagor. Mortgagee may, at Mortgagee's option, condition disbursement of said proceeds on Mortgagee's approval of such plans and specifications of an architect reasonably satisfactory to Mortgagee, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and material men and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Mortgagee may reasonably require. If the Insurance Proceeds are applied to the payment of the Debt, any such application of proceeds to principal shall not extend or postpone the maturity date of the Note or change the amount or the due date of any installment payment under the Note. Any surplus Insurance Proceeds, after payment of the Debt, shall be paid to Mortgagor. If the Mortgaged Property is sold pursuant to paragraph 28 of this Mortgage or if Mortgagee acquires title to the Mortgaged Property, Mortgagee shall have all of the right, title and interest of Mortgagor in and to any insurance policies and unearned premiums thereon and in and to the Insurance Proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

          (f) Mortgagee shall not exercise Mortgagee's option to apply Insurance Proceeds to the payment of the sums secured by this Mortgage if all the following conditions are met, as determined by Mortgagee in its sole discretion: (i) no Event of Default is then continuing under this Mortgage, the Note or any other Loan Document; (ii) Mortgagee determines that there will be sufficient funds (whether consisting of Insurance Proceeds and/or other sums made available by Mortgagor for restoration) to restore and repair the Mortgaged Property to the condition required under paragraph 3(e) above; (iii) the Franchise Agreement (hereinafter defined) shall not have been terminated as a result of such damage or destruction and the Franchise Agreement shall continue in full force and effect notwithstanding such damage or destruction; (iv) Mortgagee determines that the income of the Mortgaged Property, after restoration and repair of the Mortgaged Property to the condition required under paragraph 3(e) above, will be sufficient to meet all operating costs and other expenses, payments for reserves and loan repayment obligations relating to the Mortgaged Property; (v) Mortgagee determines that restoration and repair of the Mortgaged Property to the condition required under paragraph 3(e) above will be completed within the greater of (A) three (3) months or (B) the period of time covered by the business interruption insurance, if any, then in effect from the date of the loss or casualty to the Mortgaged Property; and (vi) Mortgagee shall have received evidence reasonably satisfactory to it that during the period of restoration and repair of the Mortgaged Property to the condition required under subparagraph 3(e) above, the sum of (A) income derived from the Mortgaged Property, as reasonably determined by Mortgagee, plus (B) proceeds of business interruption insurance, if any, to be paid, plus (C) amounts that Mortgagor demonstrates to Mortgagee's reasonable satisfaction will be made available by Mortgagor from other sources during such period will equal or exceed the sum of (D) expenses in connection with the operation of the Mortgaged Property and (E) the debt service under the Note.

     4.   Payment of Taxes, etc.
          ---------------------

          (a) All taxes, assessments and water and sewer rents, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (the "Taxes"") shall be paid when due in the manner provided in
                   -----
paragraph 5 of this Mortgage. Mortgagor shall pay all ground rents, maintenance charges, other governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Mortgaged Property, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (the "Other Charges") as the same become due and payable. Mortgagor will deliver to
 -------------
Mortgagee, promptly upon Mortgagee's request, tax certificates or receipted tax bills issued by the relevant taxing authority or other evidence satisfactory to Mortgagee that the Taxes and Other Charges have been so paid or are not then delinquent. Mortgagor shall not suffer and shall promptly cause to be paid or discharged any lien or charge whatsoever which may be or become a lien or charge against the Mortgaged Property, and shall promptly pay for all utility services provided to the Mortgaged Property. Mortgagor shall furnish to Mortgagee or its designee receipts for the payment of Taxes and Other Charges prior to the date the same shall become delinquent.

          (b) Mortgagor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes or Other Charges, provided that (i) Mortgagor is not in default under the Note, this Mortgage or any other Loan Document, (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Mortgagor is subject and shall not constitute a default thereunder, (iii) neither the Mortgaged Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, (iv) Mortgagor shall have paid the Taxes under protest or set aside adequate reserves for the payment of the Taxes or Other Charges, together with all interest and penalties thereon and (v) Mortgagor shall have furnished such security as may be required in the proceeding, or as may be requested by Mortgagee to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon.

          (c) Upon demand by Mortgagee, Mortgagor, at Mortgagor's sole cost and expense, shall contest any increase in any assessment for the Mortgaged Property with respect to Taxes or Other Charges or seek a reduction in such assessment in the event of a casualty, condemnation or other event which could result in a reduction of the assessment with respect to Taxes or Other Charges for the Mortgaged Property by instituting, or causing to be instituted, a proceeding to reduce such assessment, conducted in accordance with the recognized procedure therefore (a "Tax Appeal"). If, after demand by Mortgagee, Mortgagor shall fail to commence a
 ----------
Tax Appeal, Mortgagee shall be entitled, at its option, to commence, appear in and prosecute any Tax Appeal either in its own name or in the name of Mortgagor, for which Mortgagee is hereby appointed as attorney-in-fact for Mortgagor, which appointment, being for security and coupled with an interest, is irrevocable. If no Event of Default under this Mortgage or any other Loan Document shall have occurred and be continuing, Mortgagor shall be entitled to participate with Mortgagee in the settlement or compromise of any claim in connection with any such Tax Appeal. Upon the occurrence of an Event of Default and the continuance thereof, Mortgagee shall be entitled to make any compromise or settlement in connection with any such Tax Appeal without the participation of Mortgagor. All such refunds, compensation, awards, damages, rights of action and proceeds awarded to Mortgagor, less the reasonable costs and expenses incurred by Mortgagor in prosecuting such Tax Appeal (the "Refund Proceeds") are hereby
                                               ---------------
assigned to Mortgagee as additional security for the payment of Taxes and Other Charges as they become due. Upon the occurrence of an Event of Default and the continuance thereof, Mortgagee shall be entitled to apply the Refund Proceeds to the repayment of the Debt in such order and in such amount as Mortgagee may determine. If there are any excess Refund Proceeds after repayment of the Debt, Mortgagee shall pay such excess Refund Proceeds to Mortgagor.

     5.   Escrow Fund. (a) Mortgagor shall, on the first day of each calendar
          -----------
month, pay to Mortgagee one--twelfth (1/12th) of an amount which would be sufficient to pay the Taxes payable, or estimated by Mortgagee to be payable, during the next twelve (12) months and also provide for an additional reserve equal to one-sixth (1/6th) of the Taxes payable (said amounts being hereinafter called the "Tax Escrow Fund.")
            ---------------

          (b) The Tax Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note, shall be added together and shall be paid as an aggregate sum by Mortgagor to Mortgagee. Mortgagor hereby pledges to Mortgagee any and all monies now or hereafter deposited in the Tax Escrow Fund as additional security for the payment of the Debt. Mortgagee will apply the Tax Escrow Fund to payments of Taxes to be made by Mortgagor pursuant to paragraph 4 hereof. If the amount of the Tax Escrow Fund shall exceed the amounts due for Taxes pursuant to paragraph 4 hereof, Mortgagee shall, in its discretion, return any excess to Mortgagor or credit such excess against future payments to be made to the Tax Escrow Fund. In allocating such excess, Mortgagee may deal with the person shown on the records of Mortgagee to be the owner of the Mortgaged Property. If the balance in the Tax Escrow Fund on the first day of the month which is one full month prior to the due date of any Taxes is not sufficient to pay the Taxes, Mortgagor shall pay to Mortgagee, upon demand, an amount which Mortgagee shall estimate as sufficient to make up the deficiency. Upon the occurrence of an Event of Default, Mortgagee may apply any sums then present in the Tax Escrow Fund to the payment of the following items in any order in its sole discretion:

          (i)  Taxes and Other Charges;

          (ii)  Interest on the unpaid principal balance of the Note;

          (iii) Amortization of the unpaid principal balance of the Note; or

          (iv) All other sums payable pursuant to the Note, this Mortgage and the other Loan Documents, including without limitation, advances made by Mortgagee pursuant to the terms of this Mortgage.

          (c) Until expended or applied as above provided, any amounts in the Tax Escrow Fund shall constitute additional security for the Debt. The Tax Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Mortgagee. No earnings or interest on the Tax Escrow Fund shall be paid to Mortgagor, unless applicable law requires interest on the Tax Escrow Fund to be paid to Mortgagor. Any such required interest shall be deposited in the Tax Escrow Fund as additional security for the payment of the Debt.

     6.   Condemnation.
          ------------

          (a) Mortgagor shall promptly give Mortgagee written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Mortgagee copies of any and all papers served in connection with such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Mortgagor shall continue to pay the Debt at the time and in the manner provided for its payment in the Note, this Mortgage and the other Loan Documents and the Debt shall not be reduced until any award or payment therefor shall have been actually received after expenses of collection and applied by Mortgagee to the discharge of the Debt. Mortgagee shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein and in the Note. Mortgagor shall cause the award or payment made in any condemnation or eminent domain proceeding, which is payable to Mortgagor, to be paid directly to Mortgagee. Sums paid to Mortgagee for such condemnation or action of eminent domain, after deduction of Mortgagee's reasonable costs and expenses of collection (after such deduction, the "Condemnation Proceeds"), shall be
                                       ---------------------
retained and (i) applied by Mortgagee toward payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper (any such application for repayment to be without any prepayment consideration, except that if any Event of Default, or an event that with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, then such application shall be subject to the prepayment consideration computed in accordance with the Note), or (ii) if the conditions set forth in paragraph 6(c) of this Mortgage are satisfied, as determined by Mortgagee in its sole discretion, paid to Mortgagor for the restoration and repair of the Mortgaged Property in accordance with paragraph 6(b) of this Mortgage in whole or in such lesser amount as is necessary to pay for the costs of such restoration and repair. If the Mortgaged Property is sold pursuant to paragraph 28 of this Mortgage or if Mortgagee acquires title to the Mortgaged Property, Mortgagee shall have all of the right, title and interest of Mortgagor in and to any

Condemnation Proceeds resulting from any condemnation or eminent domain proceeding of the Mortgaged Property prior to such sale or acquisition.

          (b) If the Condemnation Proceeds are held by Mortgagee to reimburse Mortgagor for the cost of restoration and repair of the Mortgaged Property, (i) the Mortgaged Property shall be substantially restored to the equivalent of its condition prior to such condemnation or to such other condition as Mortgagee may approve in writing, (ii) such restoration and repair shall be done in compliance with all applicable laws, rules and regulations, and (iii) all reasonable costs and expenses incurred by Mortgagee in connection with making the Condemnation Proceeds available for such restoration and repair including, without limitation, counsel fees and inspecting engineers' fees incurred by Mortgagee, shall be paid by Mortgagor. Mortgagee may, at Mortgagee's option, condition disbursement of said proceeds on Mortgagee's approval of such plans and specifications of an architect reasonably satisfactory to Mortgagee, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and material men and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Mortgagee may reasonably require. If the Condemnation Proceeds are applied to the payment of the Debt, any such application of proceeds to principal shall not extend or postpone the maturity date of the Note or change the amount or the due date of any installment payment under the Note. Any surplus Condemnation Proceeds, after payment of the Debt, shall be paid to Mortgagor. If the Mortgaged Property is sold pursuant to paragraph 28 of this Mortgage or if Mortgagee acquires title to the Mortgaged Property, Mortgagee shall have all of the right, title and interest of Mortgagor in and to any Condemnation Proceeds resulting from any condemnation or eminent domain proceeding of the Mortgaged Property prior to such sale or acquisition.

          (c) Mortgagee shall not exercise Mortgagee's option to apply Condemnation Proceeds to the payment of the sums secured by this Mortgage if all the following conditions are met, as determined by Mortgagee in its sole discretion: (i) no Event of Default is then continuing under this Mortgage, the Note or any other Loan Document; (ii) Mortgagee determines that there will be sufficient funds (whether consisting of Condemnation Proceeds and/or other sums made available by Mortgagor for restoration) to restore and repair the Mortgaged Property to the condition required under paragraph 6(b) above; (iii) the Franchise Agreement shall not have been terminated as a result of such condemnation or eminent domain proceeding and the Franchise Agreement shall continue in full force and effect notwithstanding such condemnation or eminent domain proceeding; (iv) Mortgagee determines that the income of the Mortgaged Property, after restoration and repair of the Mortgaged Property to the condition required under paragraph 6(b) above, will be sufficient to meet all operating costs and other expenses, payments for reserves and loan repayment obligations relating to the Mortgaged Property; (v) Mortgagee determines that restoration and repair of the Mortgaged Property to the condition required under paragraph 6(b) above will be completed within the greater of (A) three (3) months or (B) the period of time covered by the business interruption insurance, if any, then in effect from the date of the loss or casualty to the Mortgaged Property; and (vi) Mortgagee shall have received evidence reasonably satisfactory to it that during the period of restoration and repair of the Mortgaged Property to the condition required under subparagraph 6(b) above, the sum of (A) income derived from the Mortgaged Property, as reasonably determined by Mortgagee, plus (B) proceeds of business interruption insurance, if any, to be paid, plus (C) amounts that Mortgagor demonstrates to Mortgagee's reasonable satisfaction will be made available by Mortgagor from other sources during such period will equal or exceed the sum of
(D) expenses in connection with the operation of the Mortgaged Property and (E) the debt service under the Note.

     7.   Leases and Rents.
          ----------------

          (a) Mortgagor does hereby absolutely and unconditionally assign to Mortgagee its right, title and interest in all current and future Leases and Rents, it being intended by Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Mortgagee shall not be construed to bind Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise to impose any obligation upon Mortgagee. Mortgagor agrees to execute and deliver to Mortgagee such additional instruments, in form and substance reasonably satisfactory to Mortgagee, as may hereafter be requested by Mortgagee to further evidence and confirm such assignment. Nevertheless, subject to the terms of this paragraph 7, Mortgagee grants to Mortgagor a revocable license to operate and manage the Mortgaged Property and to collect the Rents. Mortgagor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Mortgagee for use in the payment of such sums. Upon an Event of Default, the license granted to Mortgagor herein shall be automatically revoked and Mortgagee shall immediately be entitled to possession of all Rents, whether or not Mortgagee enters upon or takes control of the Mortgaged Property. Mortgagee is hereby granted and assigned by Mortgagor the right, at its option, upon the revocation of the license granted herein to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license herein granted may be applied toward payment of the Debt in such priority and proportion as Mortgagee in its discretion shall deem proper.

          (b) Upon request, Mortgagor shall furnish Mortgagee with copies of all Leases and all amendments or modifications of any Lease. All Leases shall provide that each such Lease is subordinate to this Mortgage and that the lessee agrees to attorn to Mortgagee. Mortgagor (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt;
(ii) shall upon request by Mortgagee, send Mortgagee copies of all notices of default sent or received by Mortgagee under the Leases; (iii) shall enforce all of the terms, covenants and conditions contained in the Leases on the part of the lessee thereunder to be observed or performed; (iv) shall not collect any of the Rents more than one (1) month in advance (except with respect to collection of the final month's rent as security); (v) shall not execute any other assignment of lessor's interest in the Leases or the Rents; and (vi) shall execute and deliver at the request of Mortgagee all such further assurances, confirmations and assignments in connection with the Mortgaged Property as Mortgagee shall from time to time require.

          (c) Mortgagor shall not, without the prior written consent of Mortgagee (i) amend or modify any Lease, (ii) execute a new Lease, (iii) permit use of the demised premises under any Lease for use or uses other than quick service restaurant use; or (iv) terminate, cancel or accept a surrender of any Lease.

     8.   Maintenance of Mortgaged Property. Mortgagor shall cause the Mortgaged
          ---------------------------------
Property to be maintained in a good and safe condition and repair. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment) without the written consent of Mortgagee. Mortgagor shall promptly comply with all laws, orders and ordinances affecting the Mortgaged Property and the use thereof. Mortgagor shall promptly repair, replace or rebuild any part of the Mortgaged Property that (i) is damaged or destroyed by any casualty (subject to the provisions of paragraph 3 hereof), (ii) becomes damaged, worn or dilapidated, or (iii) is affected by any proceeding of the character referred to in paragraph 6 hereof (subject to the provision of such paragraph 6) and Mortgagor shall complete and pay for any structure at any time in the process of construction, renovation or repair on the Land. Mortgagor shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconforming use, Mortgagor will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Mortgagee.

     9.   Transfer or Encumbrance of the Mortgaged Property.
          -------------------------------------------------

          (a) Mortgagor acknowledges that Mortgagee has examined and relied on the creditworthiness of Mortgagor and experience of Mortgagor in owning and operating properties such as the Mortgaged Property in agreeing to make the Loan secured hereby, and that Mortgagee will continue to rely on Mortgagor's ownership of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Debt. Mortgagor acknowledges that Mortgagee has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that, should Mortgagor default in the repayment of the Debt, Mortgagee can recover the Debt by a sale of the Mortgaged Property. Mortgagor shall not, without the prior written consent of Mortgagee, sell, convey, alien, lease, mortgage, encumber, pledge or otherwise transfer the Mortgaged Property or any part thereof, or permit the Mortgaged Property or any part thereof to be sold, conveyed, aliened, leased, mortgaged, encumbered, pledged or otherwise transferred (any of the foregoing, a "Transfer").
                                                           --------

          (b) A Transfer of the Mortgaged Property within the meaning of this paragraph 9 shall be deemed to include:

          (i) an installment sales agreement wherein Mortgagor agrees to sell the Mortgaged Property or any part thereof for a price to be paid in installments;

          (ii) an agreement by Mortgagor selling, leasing, assigning or otherwise transferring all or a substantial part of the Mortgaged Property, or a sale, assignment or other transfer of, or the grant of a security interest in, Mortgagor's right, title and interest in and to any Leases or any Rents; and

          (iii) any voluntary or involuntary Transfer of a Control Individual's (hereinafter defined) Controlling Interests (hereinafter defined) or any voluntary or involuntary event whereby a Control Individual's Controlling Interests are diluted or his or her Control over Mortgagor is otherwise diminished.

          (c) Mortgagee shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Mortgagor's Transfer of the Mortgaged Property without Mortgagee's consent; this provision shall apply to every Transfer of the Mortgaged Property regardless of whether voluntary or not, or whether or not Mortgagee has consented to any previous Transfer of the Mortgaged Property.

          (d) For purposes of this paragraph 9, the following terms shall have the following meanings: "Control" when used with respect to Mortgagor means the power to direct the respective management and policies of Mortgagor, directly or indirectly, whether through the ownership of voting securities, membership interests, partnership interests or any other beneficial interest, by contract or otherwise, whether acting alone or with others, but an individual does not have "Control" if he or she has only the right to take those actions that a limited partner may take without participating in the business of a limited partnership, as set forth in Article ______ of the Uniform Limited Partnership Law of the State of __________, the terms "Controlling" and "Controlled" shall have the meanings correlative to the foregoing; "Control Individual" shall mean any one of ______________ or ________________; "Controlling Interests" shall mean those beneficial interests or contract rights in or with respect to the Mortgagor (or any entity that has a direct or indirect beneficial interest in Mortgagor) that give a Control Individual his or her Control over Mortgagor; "Non-controlling Interests" shall mean any beneficial interests in Mortgagor (or any entity that has a direct or indirect beneficial interest in the Mortgagor) that are not Controlling Interests and shall include, without limitation, limited partnership interests.

     10.  Estoppel Certificates and No Default Affidavits.
          -----------------------------------------------

          (a) After request by Mortgagee, Mortgagor shall within ten (10) days furnish Mortgagee with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note,
(iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, if any and (vi) that the Note and this Mortgage are valid, legal and binding obligations and have not been modified or if modified, giving the particulars of such modification.

          (b) Within ten (10) days after request by Mortgagee, Mortgagor will request lessees under the Leases to furnish Mortgagee with estoppel certificates as required by such lessees' respective Lease and Mortgagor will use diligent efforts to obtain such estoppel certificates.

     11.  Changes in the Laws Regarding Taxation. If any law is enacted or
          --------------------------------------
adopted or amended after the date of this Mortgage which deducts the Debt from the value of the Mortgaged Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Mortgagee's interest in the Mortgaged Property, Mortgagor will pay such tax, with interest and penalties thereon, if any. In the event Mortgagee is advised by counsel chosen by it that the payment of such tax or interest and penalties by Mortgagor would be unlawful or taxable to Mortgagee or unenforceable or provide the basis for a defense of usury, then in any such event, Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

     12.  No Credits on Account of the Debt. Mortgagor will not claim or demand
          ---------------------------------
or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Mortgaged Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Mortgaged Property, or any part thereof, for real estate tax purposes by reason of this Mortgage or the Debt. In the event such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

     13.  Documentary Stamps. If at any time the United States of America, the
          ------------------
State of ______________ or any subdivision thereof shall require revenue or other stamps to be affixed to the Note or this Mortgage, or impose any other tax or charge on the same, Mortgagor will pay for the same, with interest and penalties thereon, if any.

     14.  Usury Laws.  This Mortgage and the Note are subject to the express
          ----------
condition that at no time shall Mortgagor be obligated or required to pay interest on the Debt at a rate which could subject Mortgagee to either civil or criminal liability as a result of being in excess of the maximum interest rate which Mortgagor is permitted by law to contract or agree to pay. If by the terms of this Mortgage or the Note, Mortgagor is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the same shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all previous payments in excess of such maximum rate shall be deemed to have been payments in reduction of the principal and not on account of the interest due hereunder.

     15.  Performance of Franchise Agreement and Leases; Security Agreement
          -----------------------------------------------------------------

          (a) Mortgagor will duly comply with the terms and conditions of the franchise agreement, dated ____________, 199__, between AFC Enterprises, Inc., as franchisor, and mortgagor, as franchisee (the "Franchise Agreement") and will
                                                  -------------------
faithfully perform all of its
obligations under the Franchise Agreement and promptly cure any default by it under any of the provisions thereof. Mortgagor shall promptly send to Mortgagee a true and correct copy of any notice, report, certificate or other communication that Mortgagor is obligated to deliver under the Franchise Agreement.

          (b) Mortgagor will comply with the terms and provisions of the Leases and will faithfully perform all of its obligations under the Leases and promptly cure any default by it under any of the provisions thereof. Mortgagor shall promptly send to Mortgagee a true and correct copy of any notice, report, certificate or other communication that Mortgagor is obligated to deliver in connection with any Lease.

          (c) Mortgagor hereby assigns and transfers to Mortgagee and creates a security interest in all of Mortgagor's right, title and interest in and to the consideration, in whatever form delivered, for the sale, transfer or conveyance of Mortgagor's interest in the Franchise Agreement and the Leases.

     16.  Performance of Other Agreements. Mortgagor shall observe and perform
          -------------------------------
each and every term to be observed or performed by Mortgagor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

     17.  Books and Records; Financial Statements; Financial Covenants.
          ------------------------------------------------------------

          (a) Mortgagor shall keep adequate books and records of account in accordance with generally accepted accounting principles consistently applied and shall furnish to Mortgagee (i) within sixty (60) days after the end of each second (2/nd/) and fourth (4/th/) fiscal quarter of Mortgagor, semiannual internally-prepared financial statements, certified by the chief financial officer of Mortgagor; (ii) within ninety (90) days after the end of each fiscal year of Mortgagor, (x) annual internally-prepared financial statements, certified by the chief financial officer of Mortgagor, and (y) a certificate, executed by a financial officer of Mortgagor acceptable to Mortgagee, as to the absence of any default or Event of Default hereunder or under any other Loan Document or under the Franchise Agreement; (iii) copies of Mortgagor's federal tax returns (together with any extension filed) within fifteen (15) days after filing of same but in no event later than April 30 of each year; (x) and (iv) such other financial information with respect to Mortgagor, Guarantor (hereinafter defined) or the Mortgaged Property at may be reasonably requested by Mortgagee from time to time.

          (b) Mortgagor shall cause each of ______________ and ____________ (collectively, "Guarantor") to furnish to Mortgagee (i) within thirty (30) days
                ---------
after the end of each calendar year, updated annual financial statements in form similar to that previously provided to Mortgagee; (ii) copies of their federal tax returns (together with any extensions filed) within fifteen (15) days after filing of same but in no event later than April 30 of each year; and (iii) such other financial information with respect to Guarantor as may be reasonably requested by Mortgagee from time to time.

          (c) Mortgagor shall promptly provide Mortgagee with written notice of any pending or threatened litigation against Mortgagor or any Guarantor or the commencement of any proceedings or investigations by any governmental or regulatory agency involving Mortgagor or any Guarantor.

          (d) Mortgagor shall maintain a Minimum Cash Flow Coverage Ratio of not less than ______ for each fiscal year of Mortgagor. The term "Minimum Cash
                                                                  ------------
Flow Coverage Ratio" shall be calculated annually and shall mean:
-------------------

                         Cash Flow Before Debt Service
                         -----------------------------
                                 Debt Service

          For purposes of this paragraph 17(d), "Cash Flow Before Debt Service"
                                                 -----------------------------
shall mean annual operating income of the Mortgaged Property plus depreciation, amortization and interest expense. "Debt Service" shall mean the total required
                                    ------------
annual principal and interest payments under the Note.

          (e) Any and all debt incurred by Mortgagor to its shareholders, officers, partners, members and/or affiliates shall be incurred only with Mortgagee's prior written consent and Mortgagor shall cause any such debt approved by Mortgagee to be expressly subordinated to the Debt.

          (f) At any time while all or any portion of the Debt remains outstanding, Mortgagor shall not, directly or indirectly, convey, transfer or assign any property or asset of any nature, whether real property, personal property or mixed, tangible or intangible, or any interest therein, without the prior written consent of Mortgagee, and any such conveyance, transfer or assignment shall occur solely in the ordinary course of Mortgagor's business.

          (g) At any time while all or any portion of the Debt remains outstanding, Mortgagor shall not, directly or indirectly, (i) make any loans to any partners, shareholders, officers, members or affiliates of Mortgagor, nor guarantee any indebtedness of any such party without the prior written consent of Mortgagee; or (ii) make any advances or distributions to Mortgagor or any partners, shareholders, officers, members or affiliates of Mortgagor.

          (h) At any time while all or any portion of the Debt remains outstanding, Mortgagor shall not enter into any additional Indebtedness (hereinafter defined) nor guarantee any additional Indebtedness, without the prior written consent of Mortgagee, other than (i) unsecured Indebtedness constituting trade debt and (ii) other Indebtedness incurred in the ordinary course of business in connection with the ownership, management and operation of the Mortgaged Property.

     18.  Further Acts, etc. Mortgagor will, at the cost of Mortgagor, and
          -----------------
without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Mortgagee the property and rights hereby mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage. Mortgagor, on demand, will execute and deliver and hereby authorizes Mortgagee to execute in the name of Mortgagor or without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Mortgagee in the Mortgaged Property. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including without limitation such rights and remedies available to Mortgagee pursuant to this paragraph 18.

     19.  Trust Fund. Mortgagor shall receive the advances secured hereby and
          ----------
shall hold the right to receive the advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply the advances first to the payment of the cost of any such improvement on the Mortgaged Property before using any part of the total of the same for any other purpose.

     20.  Recording of Mortgage, etc. Mortgagor forthwith upon the execution and
          --------------------------
delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance, except where prohibited by law so to do. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

     21.  Prepayment. The Debt may be prepaid subject to the terms of paragraph
          ----------
___ of the Note.

     22.  Events of Default. The Debt shall become immediately due and payable
          -----------------
at the option of Mortgagee, without notice or demand, upon any one or more of the following events ("Events of Default"):
                       -----------------

          (a) if any portion of the Debt is not paid within five (5) days after the same is due;

          (b) if any of the Taxes or Other Charges is not paid when the same is due and payable, subject to the provisions of paragraphs 4 and 5;

          (c) if the Policies are not kept in full force and effect, or if the Policies are not delivered to Mortgagee upon request;

          (d) if Mortgagor violates or does not comply with any of the provisions of paragraphs 7, 9, 15, 17(c), 17(d), 17(e), 17(f), 17(g) or 17(h);

          (e) if a default under the Franchise Agreement shall continue beyond any applicable notice or grace period, or if the Franchise Agreement shall be modified, amended, terminated, surrendered or assigned without the prior written consent of Mortgagee;

          (f) if a default by Mortgagor under any Lease shall continue beyond any applicable notice or grace period, or if any Lease shall be modified, amended, terminated, surrendered or assigned by Mortgagor, without the prior written consent of Mortgagee;

          (g) if the Mortgaged Property becomes subject to any mechanic's, materialman's or other lien other than a lien for local real estate taxes and assessments not then due and payable and such lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) calendar days after the filing of such lien;

          (h) if Mortgagor fails to cure promptly any violations of laws or ordinances affecting the Mortgaged Property and such failure continues for a period of thirty (30) calendar days after Mortgagor's receipt of notice thereof;

          (i) if any representation or warranty of Mortgagor or any Guarantor, made herein or in the Environmental Indemnity Agreement, dated as of the date hereof, made by Mortgagor and Guarantor, jointly and severally, for the benefit of Mortgagee (the "Environmental Indemnity Agreement"), or by any Guarantor in
                   ---------------------------------
the Guarantee of Payment and Performance, dated as of the date hereof, made by Guarantor for the benefit of Mortgagee (the "Guarantee"), or in any certificate,
                                             ---------
report, financial statement or other instrument or document furnished to Mortgagee by Mortgagor or any Guarantor shall have been false or misleading in any material respect when made;

          (j) if Mortgagor or any Guarantor shall make an assignment for the benefit of creditors or if Mortgagor or any Guarantor shall generally not be paying its debts as they become due;

          (k) if a receiver, liquidator or trustee of Mortgagor or any Guarantor shall be appointed or if Mortgagor or any Guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Mortgagor or any Guarantor or if any proceeding for the dissolution or liquidation of

Mortgagor or any Guarantor shall be instituted; however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Mortgagor or any Guarantor, upon the same not being discharged, stayed or dismissed within sixty (60) days;

          (l) If Mortgagor or any Guarantor shall be in default (beyond any applicable grace period) in the payment of any amount of any Indebtedness (hereinafter defined) other than the Debt; or if Mortgagor or any Guarantor shall default (beyond any applicable grace period) in the performance of any agreement under which such Indebtedness is created or evidenced, if the effect of such default is to cause, or permit the holder of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity. The term "Indebtedness" shall mean, as at any date (i) all indebtedness of Mortgagor or
 ------------
any Guarantor for borrowed money or for the deferred purchase price of property or services (except such indebtedness the existence of which is being contested by Mortgagor or any Guarantor in good faith and by appropriate action); (ii) all obligations of Mortgagor or any Guarantor evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations under leases which shall have been or should be, in accordance with generally accepted accounting principles consistently applied, recorded as capital leases of which Mortgagor or any Guarantor is liable as lessee (except such obligations the existence of which is being contested by Mortgagor or any Guarantor in good faith and by appropriate action); (iv) any Guaranteed Indebtedness (hereinafter defined); and
(v) any other indebtedness required to be recorded as indebtedness on the financial statements of Mortgagor or any Guarantor in accordance with generally accepted accounting principles consistently applied. The term "Guaranteed
                                                                ----------
Indebtedness" shall mean any indebtedness which is guaranteed directly or
------------
indirectly in any manner by Mortgagor or any Guarantor, or in effect guaranteed directly or indirectly in any manner by Mortgagor or any Guarantor;

          (m) (i) if Mortgagor or any Control Individual shall engage in any "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA") or Section
                                                            -----
4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code") involving any employee benefit plan covered by ERISA (a "Plan"), (ii)
 ----                                                            ----
any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall occur with respect to any Plan or any lien in favor of the Pension Benefit Guaranty Corporation ("PBGC") or a Plan shall arise on
                                              ----
the assets of Mortgagor or any Control Individual, or (iii) a "reportable event" (as defined in Section 4043(b) of ERISA) shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Plan, which reportable event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of Mortgagee, likely to result in the termination of such Plan for purposes of Title IV of ERISA;

          (n) if one or more judgments or decrees shall be entered against Mortgagor or any Guarantor involving an aggregate liability (not paid or fully covered by insurance) of $____________ or more, and any such judgment or decree shall not have been vacated, discharged, stayed or bonded pending appeal within thirty (30) days from the entry thereof;

          (o) Mortgagor shall be in default beyond any applicable notice and cure period under any other term, covenant or condition of the Note, this Mortgage or any of the other Loan Documents; or

          (p) if at any time while this Mortgage is of record _____________ and ____________ shall fail to own in the aggregate one hundred percent (100%) of the ownership interests in Mortgagor or shall cease to have sole responsibility for the day-to-day management and Control of Mortgagor.

     23.  Default Interest. Upon the occurrence of any Event of Default,
          ----------------
Mortgagor shall pay interest on the unpaid principal balance of the Note at the Default Rate (as defined in the Note). The Default Rate shall be computed from the occurrence of the Event of Default until the actual receipt and collection of the Debt. This charge shall be added to the Debt, and shall be deemed secured by this Mortgage. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Mortgagee by reason of the occurrence of any Event of Default. If the Default Rate is above the maximum rate permitted by applicable law, the Default Rate shall be the maximum rate permitted by applicable law.

     24.  Right to Cure Defaults. Upon the occurrence of any Event of Default or
          ----------------------
if Mortgagor fails to make any payment or to do any act as herein provided, Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, make or do the same in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Mortgagee is authorized to enter upon the Mortgaged Property for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or collect the Debt, and the reasonable cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law and any appraisal fees), with interest calculated at the Default Rate, shall constitute a portion of the Debt and shall be secured by this Mortgage and the other Loan Documents and shall be due and payable to Mortgagee upon demand. All such costs and expenses incurred by Mortgagee in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Mortgagee that such cost or expense was incurred to the date of payment of Mortgagee.

     25.  Late Payment Charge. If any portion of the Debt is not paid within
          -------------------
fifteen (15) calendar days after the date on which it is due, Mortgagor shall pay to Mortgagee upon demand a late charge equal to the lesser of two percent (2%) of such unpaid portion of the Debt or the maximum amount permitted by applicable law, to defray the expense incurred by Mortgagee in handling and processing such delinquent payment and to compensate Mortgagee for the loss of the use of such delinquent payment, and such amount shall be secured by this Mortgage.

     26.  Prepayment After Event of Default.  If following the occurrence of any
          ---------------------------------
Event of Default, Mortgagor shall tender payment of an amount sufficient to satisfy the Debt at any time prior to a sale of the Mortgaged Property either through foreclosure or the exercise of other remedies available to Mortgagee under this Mortgage, such tender by Mortgagor shall be deemed to be a voluntary prepayment under the Note and this Mortgage in the amount tendered, and Mortgagor shall, in addition to the entire Debt, also pay to Mortgagee the applicable prepayment consideration specified in paragraph ___ of the Note.

     27.  Right of Entry. Mortgagee and its agents shall have the right to enter
          --------------
and inspect the Mortgaged Property at all reasonable times.

     28.  Remedies.
          --------

          (a) Upon the occurrence of any Event of Default, Mortgagee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

          (i)   declare the entire Debt to be immediately due and payable;

          (ii) institute proceedings for the complete foreclosure of this Mortgage, in which case the Mortgaged Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

          (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Debt then due and payable, subject to the continuing lien of this Mortgage for the balance of the Debt not then due;

          (iv) sell for cash or upon credit the Mortgaged Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

          (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in the Note;

          (vi) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage;

          (vii) apply for the appointment of a receiver of the Mortgaged Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of the Mortgagor or of any person, firm or other entity liable for the payment of the Debt;

          (viii) enforce Mortgagee's interest in the Leases and Rents and enter into or upon the Mortgaged Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, and thereupon Mortgagee may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Mortgaged Property and conduct the business thereat; (B) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property; (C) exercise all rights and powers of Mortgagor with respect to the Mortgaged Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Mortgaged Property and every part thereof; and (D) apply the receipts from the Mortgaged Property to the payment of the Debt, after deducting therefrom all reasonable expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, assessments, insurance and Other Charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of Mortgagee, its counsel, agents and employees; or

          (ix) pursue such other rights and remedies as may be available at law and in equity.

     In the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a lien on the remaining portion of the Mortgaged Property.

          (b) The proceeds of any sale made under or by virtue of this paragraph, together with any other sums which then may be held by Mortgagee under this Mortgage, whether under the provisions of this paragraph or otherwise, shall be applied by Mortgagee to the payment of the Debt in such priority and proportion as Mortgagee in its discretion shall deem proper.

          (c) To the extent permitted by applicable law, Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

          (d) Upon the completion of any sale or sales made by Mortgagee under or by virtue of this paragraph, Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Mortgagee is hereby irrevocably appointed the true and lawful attorney of Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any such sale or sales made under or by virtue of this paragraph shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

          (e) Upon any sale made under or by virtue of this paragraph, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage.

          (f) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect in any manner or to any extent the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

     29.  Reasonable Use and Occupancy. In addition to the rights which
          ----------------------------
Mortgagee may have herein, upon the occurrence of any Event of Default, Mortgagee, at its option, may require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be occupied by Mortgagor or may require Mortgagor to vacate and surrender possession of the Mortgaged Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise.

     30.  Security Agreement. This Mortgage is both a real property mortgage and
          ------------------
a "security agreement" within the meaning of the Uniform Commercial Code. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor by executing and delivering this Mortgage has granted and hereby grants to Mortgagee, as security for the Debt, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code (said portion of the Mortgaged Property so subject to the Uniform Commercial Code being called in this paragraph 30 the "Collateral"). If an Event of Default shall occur,
                       ----------
Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. Upon the request or demand of Mortgagee, Mortgagor shall at its expense assemble the

Collateral and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including legal expenses and reasonable attorneys' fees, incurred or paid by Mortgagee in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Mortgagee to the payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper.

     31.  Actions and Proceedings. Mortgagee has the right to appear in and
          -----------------------
defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its discretion, decides should be brought to protect their interest in the Mortgaged Property. Mortgagee shall, at its option, be surrogated to the lien of any mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

     32.  Waiver of Counterclaim.  Mortgagor hereby waives the right to assert a
          ----------------------
counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Mortgagee.

     33.  Recovery of Sums Required to Be Paid. Mortgagee shall have the right
          ------------------------------------
from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

     34.  Marshalling and Other Matters.  Mortgagor hereby waives, to the extent
          -----------------------------
permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Further, Mortgagor, to the extent permitted by law, hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law.

     35.  Hazardous Waste and Asbestos. Mortgagor hereby represents and warrants
          ----------------------------
to Mortgagee that (a) the Mortgaged Property is not in direct or indirect violation of any local, state, federal or other governmental authority, statute, ordinance, code, order, decree, law, rule or regulation pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination or clean-up including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended

("CERCLA"), the Resource Conservation and Recovery Act, as amended ("RCRA"), and
  ------                                                             ----
any state super-lien and environmental clean-up statutes (collectively, "Environmental Laws"); (b) the Mortgaged Property is not subject to any private
 ------------------
or governmental lien or judicial or administrative notice or action relating to hazardous and/or toxic, dangerous and/or regulated, substances, wastes, materials, pollutants or contaminants, petroleum, tremolite, anthlophylie or actinolite or polychlorinated biphenyls (including, without limitation, any raw materials which include hazardous constituents) and any other substances or materials which are included under or regulated by Environmental Laws (collectively, "Hazardous Materials"); (c) no Hazardous Materials are or have
                -------------------
been, prior to Mortgagor's acquisition of the Mortgaged Property, discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from the Mortgaged Property otherwise than in compliance with all Environmental Laws and (d) there is no asbestos present in, and no underground storage tanks exist on, any of the Mortgaged Property. So long as Mortgagor owns or is in possession of the Mortgaged Property, Mortgagor shall keep or cause the Mortgaged Property to be kept free from Hazardous Materials and in compliance with all Environmental Laws, shall promptly notify Mortgagee if Mortgagor shall become aware of any Hazardous Materials on the Mortgaged Property and/or if Mortgagor shall become aware that the Mortgaged Property is in direct or indirect violation of any Environmental Laws and Mortgagor shall remove such Hazardous Materials and/or cure such violations, as applicable, as required by law, promptly after Mortgagor becomes aware of same, at Mortgagor's sole expense. Nothing herein shall prevent Mortgagor from recovering such expenses from any other party that may be liable for such removal or cure. The obligations and liabilities of Mortgagor under this paragraph 35 shall survive any termination, satisfaction, or assignment of this Mortgage, any Transfer and/or any exercise by Mortgagee of any of its rights or remedies hereunder, including but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure.

     36.  Handicapped Access.
          ------------------

          (a) Mortgagor agrees that the Mortgaged Property shall at all times comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively, "Access
                                                                      ------
Laws").
----

          (b) Mortgagor agrees to give prompt notice to Mortgagee of the receipt by Mortgagor of any complaints related to violations of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

     37.  Indemnification. In addition to any other indemnifications provided
          ---------------
herein or in the Note or the other Loan Documents, Mortgagor shall protect, defend, indemnify and save harmless Mortgagee from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Mortgagee, except to the extent resulting from Mortgagee's gross negligence or wilful misconduct, by reason of (a) ownership of this Mortgage or the Mortgaged Property or any interest therein; (b) the construction or renovation of any Improvements; (c) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) any use, nonuse or condition in, on or about the Mortgaged Property or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any failure on the part of Mortgagor to perform or comply with any of the terms of this Mortgage; (f) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; (g) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Materials on, from, or affecting the Mortgaged Property or any other property; (h) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (i) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials; (j) any violation of the Environmental Laws, which are based upon or in any way related to such Hazardous Materials including, without limitation, the costs and expenses of any remedial action, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses; and (k) any failure of the Mortgaged Property to comply with any Access Laws. Any amounts payable to Mortgagee by reason of the application of this paragraph 37 shall be secured by this Mortgage and shall become immediately due and payable and shall bear interest at the Default Rate from the date any payment is made by Mortgagee hereunder until such payment is reimbursed by Mortgagor. The obligations and liabilities of Mortgagor under this paragraph 37 shall survive any termination, satisfaction or assignment of this Mortgage, any Transfer and/or any exercise by Mortgagee of any of its rights and remedies hereunder, including but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure.

     38.  Notices. Any notice, demand, statement, request or consent made
          -------
hereunder shall be in writing to the other party hereto at its address set forth below or at such other address as such party may designate by notice to the other party hereto and shall be deemed given (i) on receipt, if mailed, by certified or registered U.S. mail, return receipt requested, postage prepaid;
(ii) on receipt, if delivered, fee prepaid, to a national overnight delivery service (such as Federal Express, Purolater Courier, U.P.S. Next Day Air); or
(iii) when delivered, if delivered by hand, as evidenced by a signed receipt:

     To Mortgagor:

               ____________________________
               ____________________________
               ____________________________
               Attention:__________________
               Telephone: (____) __________
          with a courtesy copy to:
               ____________________________
               ____________________________
               ____________________________
               Attention: _________________
               Telephone: (___) ___________

     To Mortgagee:

               Banco Popular de Puerto Rico
               7 West 51/st/ Street
               New York, New York 10019
               Attention: Mr. Agustin Mas
                          Vice President
               Telephone: (212) 445-1800

          with a courtesy copy to:

               McConnell Valdes LLP
               1301 Avenue of the Americas
               New York, New York  10019
               Attention:  Brian F. Doran, Esq.
               Telephone:  (212) 586-4630


A "Business Day" is any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of New York are authorized or obligated by law or executive order to remain closed. Refusal to accept delivery of any notice shall be deemed to be receipt of such notice.

     39.  Authority. (a) Mortgagor (and the undersigned representative of
          ---------
Mortgagor, if any) has full power, authority and right to execute, deliver and perform its obligations pursuant to this Mortgage, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, hypothecate and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor's part to be performed and (b) Mortgagor represents and warrants that Mortgagor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

     40.  Waiver of Notice. Mortgagor shall not be entitled to any notices of
          ----------------
any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor and except with respect to matters for which Mortgagee is required by applicable law to give notice, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

     41.  Sole Discretion of Mortgagee.  Wherever pursuant to this Mortgage,
          ----------------------------
Mortgagee exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

     42.  Non-Waiver. The failure of Mortgagee to insist upon strict performance
          ----------
of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor's obligations hereunder by reason of (a) the failure of Mortgagee to comply with any request of Mortgagor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Debt or any portion thereof or (c) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage or the other Loan Documents. Mortgagee may resort for the payment of the Debt to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. The rights and remedies of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

     43.  No Oral Change.  This Mortgage, and any provisions hereof, may not be
          --------------
modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or Mortgagee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     44.  Successors and Assigns. This Mortgage shall be binding upon and inure
          ----------------------
to the benefit of Mortgagor and Mortgagee and their respective heirs, personal representatives, successors and assigns forever.

     45.  Inapplicable Provisions. If any term, covenant or condition of the
          -----------------------
Note or this Mortgage is held to be invalid, illegal or unenforceable in any respect, the Note and this Mortgage shall be construed without such provision.

     46.  Headings, etc. The headings and captions of various paragraphs of this
          -------------
Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     47.  Governing Law.  This Mortgage shall be governed by and construed in
          -------------
accordance with the laws of the State of ___________ without regard to principles of conflict of laws.

     48.  Definitions. Unless the context clearly indicates a contrary intent or
          -----------
unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in singular or plural form and the word "Mortgagor" shall mean "each Mortgagor and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein," the word "Mortgagee" shall mean "Mortgagee and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Mortgage," the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, and the words "Mortgaged Property" shall include any portion of the Mortgaged Property and any interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa.

     49.  Waiver of Trial by Jury.  MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY,
          -----------------------
VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN EVIDENCED BY THE NOTE OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE NOTE, THIS MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF MORTGAGOR OR MORTGAGEE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGEE'S MAKING OF THE LOAN SECURED BY THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS.

     50.  Assignment. Mortgagee shall have the right, exercisable at any time
          ----------
and from time to time, to sell, transfer or assign the Mortgage and the other Loan Documents, or grant participations therein, or issue certificates or securities evidencing a beneficial interest therein in a rated or unrated public offering or private placement, and Mortgagee may forward to any purchaser, transferee, assignee, servicer, participant, investor or credit rating agency rating such securities (collectively, an "Investor") or prospective Investor all
                                          --------
documents and information in Mortgagee's possession with respect to Mortgagor, the Mortgaged Property and the Loan Documents as such Investor or prospective Investor may request.

     IN WITNESS WHEREOF, Mortgagor has executed this Mortgage, intending to be legally bound, the day and year first above written.



                                    __________________________________,
                                       a _____________________________

                                   By: _______________________________
                                   Name:______________________________
                                   Title:_____________________________

                               (ACKNOWLEDGMENT)

                                   EXHIBIT A

                               LEGAL DESCRIPTION

                                EXHIBIT K-2(C)
                                --------------

                  FORM OF FRANCHISEE LEASED PROPERTY MORTGAGE
                  -------------------------------------------



                  LEASEHOLD MORTGAGE, SECURITY AGREEMENT AND
                        ASSIGNMENT OF LEASES AND RENTS

                                BY AND BETWEEN

                             _____________________
                             _____________________
                                  __________
                            _______________________
                                 ("MORTGAGOR")

                                      AND

                         BANCO POPULAR DE PUERTO RICO
                             7 WEST 51/ST/ STREET
                           NEW YORK, NEW YORK 10019
                                 ("MORTGAGEE")

                         DATED AS OF _________, 199__

                             LOCATION OF PREMISES:



                          RECORDING REQUESTED BY AND
                          WHEN RECORDED - RETURN TO:
                          Brian F. Doran, Esq.
                          McConnell Valdes LLP
                          1301 Avenue of the Americas
                          New York, New York  10019

     THIS LEASEHOLD MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES
AND RENTS (the "Mortgage"), made as of the __ day of _____, 199_, by
                --------
__________________________, a __________________, having an office at
____________ _________________________________________________ ("Mortgagor") and
                                                                 ---------
BANCO POPULAR DE PUERTO RICO, having offices at 7 West 51/st/ Street, New York, New York 10019 ("Mortgagee").
                 ---------


                             W I T N E S S E T H:
                             - - - - - - - - - -


     To secure the payment of an indebtedness in the principal sum of ________________________________ DOLLARS ($___________), lawful money of the
United States of America, to be paid with interest according to a certain note dated the date hereof made by Mortgagor to Mortgagee (the note together with all extensions, renewals or modifications thereof being hereinafter collectively called the "Note") (said indebtedness, interest and all other sums due hereunder
            ----
and under the Note being collectively called the "Debt"), Mortgagor has
                                                  ----
mortgaged, given, granted, bargained, sold, aliened, conveyed, confirmed, pledged, assigned, and hypothecated and by these presents does hereby mortgage, give, grant, bargain, sell, alien, convey, confirm, pledge, assign and hypothecate unto Mortgagee all right, title, interest and estate of Mortgagor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (such property, rights, interests and estates being hereinafter described are collectively referred to herein as the "Mortgaged
                                                                  ---------
Property"):
--------

          (a) that certain lease dated _________, 199__, between _________, as landlord, and Mortgagor, as tenant (the "Lease") affecting the real property
                                         -----
described in Exhibit A attached hereto (the "Property"), and the leasehold
             ---------                       --------
estate created thereby (and all other interests of Mortgagor presently owned or hereafter acquired in the Property) and all modifications, renewals or extensions of the Lease and all rights of Mortgagor to renew or extend the term of the Lease and all of Mortgagor's right, title and interest in and to the Property;

          (b) all machinery, equipment, fixtures, furniture, equipment, cooking supplies, stoves, refrigerators, dishes, glassware, utensils and inventories and other property of every kind and nature, whether tangible or intangible, whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Property, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Property and all building equipment, materials and supplies and construction equipment, materials and supplies of any nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Property, or appurtenant thereto, or usable in connection with the present or future construction, renovation, operation, enjoyment and occupancy of the Property (hereinafter collectively called the "Equipment"), including the
                                                      ---------
proceeds of any sale or transfer of the foregoing, and the right, title and interest of Mortgagor in and to any of the Equipment which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the

State of ______________ (the "Uniform Commercial Code") superior in lien to the
                              -----------------------
lien of this Mortgage;



          (c) all subleases and other agreements affecting the use, enjoyment or occupancy of the Land or the Improvements (hereinafter defined) heretofore or hereafter entered into by Mortgagor (collectively, the "Subleases") and all
                                                        ---------
income, rents, issues, profits and revenues from the Property (collectively, the "Rents") and all proceeds from the sale, surrender, termination or other
 -----
disposition of the Subleases and the right to receive and apply the Rents to the payment of the Debt;

          (d) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property; and

          (e) the right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of Mortgagee in the Mortgaged Property.

     TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the use and benefit of Mortgagee, and the successors and assigns of Mortgagee, forever.

AND Mortgagor represents and warrants to and covenants and agrees with Mortgagee as follows:

     1.   PAYMENT OF DEBT AND INCORPORATION OF COVENANTS, CONDITIONS AND
          --------------------------------------------------------------
AGREEMENTS. Mortgagor will pay the Debt at the time and in the manner provided
----------
in the Note and in this Mortgage. All the covenants, conditions and agreements contained in (a) the Note and (b) all and any of the documents other than the Note or this Mortgage now or hereafter executed by Mortgagor and/or others and by or in favor of Mortgagee, which wholly or partially secure or guaranty payment of the Note (collectively, the "Loan Documents"), are hereby made a part
                                        --------------
of this Mortgage to the same extent and with the same force as if fully set forth herein.

     2.   THE LEASE.  The Lease is in full force and effect and has not been
          ---------
modified, amended or altered as of the date hereof and there are no defaults by any party thereto.

     3.   WARRANTY OF TITLE.  Mortgagor warrants that it has good title to the
          -----------------
leasehold estate created by the Lease and a good and marketable interest in such leasehold, and that Mortgagor owns the Equipment, in each case free and clear of liens, claims and encumbrances.

     4.   Insurance.
          ---------

          (a) Mortgagor, at its sole cost and expense, will keep the Mortgaged Property insured during the entire term of this Mortgage for the mutual benefit of Mortgagor and Mortgagee against loss or damage by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy including, but not limited to, riot and civil commotion, vandalism, malicious mischief, burglary and theft. Such insurance shall be in an amount (i) equal to one hundred percent (100%) of the then replacement cost of the buildings, structures, fixtures and improvements now or hereafter located on the Property (collectively, the "Improvements") and the Equipment, without
                                 ------------
deduction for physical depreciation and (ii) such that the insurer would not deem Mortgagor a co-insurer under said policies. The policies of insurance carried in accordance with this paragraph shall be paid annually in advance and shall contain the "Replacement Cost Endorsement" with a waiver of depreciation.

          (b) Mortgagor, at its sole cost and expense, for the mutual benefit of Mortgagor and Mortgagee, shall also obtain and maintain during the entire term of this Mortgage the following policies of insurance:

          (i) Flood insurance if any part of the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any successor act thereto) in an amount at least equal to the outstanding principal amount of the Note or the maximum limit of coverage available with respect to the Improvements and Equipment under said Act, whichever is less.

          (ii) Comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages in an amount not less than $1,000,000 per occurrence and $10,000,000 in the aggregate.

          (iii) Business interruption insurance in an amount equal to the aggregate annual amount of all income from, and revenues and rents payable with respect to, the Mortgaged Property, such business interruption insurance to cover losses for a period of at least twelve (12) months after the date of the fire or casualty in question.

          (iv) During the course of any construction, renovation or equipping of the Improvements, builder's completed value risk insurance against "all risks of physical loss", including collapse and transit coverage, with deductibles reasonably satisfactory to Mortgagee, in non-reporting form, covering the total value of work performed and equipment, supplies and materials furnished. Such policy of insurance shall contain the "permission to occupy upon completion of work or occupancy" endorsement and a waiver of co-insurance or an agreed amount endorsement.

          (v) Such other insurance as may from time to time be reasonably required by Mortgagee in order to protect its interests.

          (c)   All policies of insurance (the "Policies") required pursuant to
                                                --------
this paragraph 4 shall be issued by an insurer having an A.M. Best rating of A:V or better and satisfactory to Mortgagee, (ii) shall contain the standard New York mortgagee non-contribution clause naming Mortgagee as the person to which all payments made by such insurance company shall be paid, (iii) shall be maintained throughout the term of this Mortgage without cost to Mortgagee, (iv) original certificates, or copies thereof, certified to be true and correct, shall be delivered to Mortgagee, (v) shall contain such provisions as Mortgagee deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Mortgagor, Mortgagee nor any other party shall be a co-insurer under said Policies and that Mortgagee shall receive at least thirty (30) days prior written notice of any modification or cancellation, and (vi) shall be satisfactory in form and substance to Mortgagee and shall be approved by Mortgagee as to amounts, form, risk coverage, deductibles, loss payees and insureds. All such premiums for such Policies (the "Insurance Premiums") shall be paid by Mortgagor making payment when due
 ------------------
directly to the carrier. Not later than thirty (30) days prior to the expiration date of each of the Policies, Mortgagor will deliver to Mortgagee satisfactory evidence of the renewal of each Policy.

          (d) If the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Mortgagor shall give prompt written notice thereof to Mortgagee. Sums paid to Mortgagee by an insurer, after deduction of Mortgagee's reasonable costs and expenses of collection (after such deduction, the "Insurance Proceeds"), shall be retained and (i) applied by
                ------------------
Mortgagee toward payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper (any such application for repayment to be without any prepayment consideration, except that if any Event of Default (hereinafter defined), or an event that with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, then such application shall be subject to the prepayment consideration computed in accordance with the Note) or, (ii) if the conditions set forth in paragraph 4(f) of this Mortgage are satisfied, as determined by Mortgagee in its sole discretion, paid to Mortgagor for the restoration and repair of the Mortgaged Property in accordance with paragraph 4(e) of this Mortgage in whole or in such lesser amount as is necessary to pay for the costs of such restoration and repair.

          (e) If the Insurance Proceeds are held by Mortgagee to reimburse Mortgagor for the cost of restoration and repair of the Mortgaged Property, (i) the Mortgaged Property shall be substantially restored to the equivalent of its condition prior to such casualty or to such other condition as Mortgagee may approve in writing, (ii) such restoration and repair shall be done in compliance with all applicable laws, rules and regulations, and (iii) all reasonable costs and expenses incurred by Mortgagee in connection with making the Insurance Proceeds available for such restoration and repair including, without limitation, counsel fees and inspecting engineers' fees incurred by Mortgagee, shall be paid by Mortgagor. Mortgagee may, at Mortgagee's option, condition disbursement of said proceeds on Mortgagee's approval of such plans and specifications of an architect reasonably satisfactory to Mortgagee, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and material men and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Mortgagee may reasonably require. If the Insurance Proceeds are applied to the payment of the Debt, any such application of proceeds to principal shall not extend or postpone the maturity date of the Note or change the amount or the due date of any installment payment under the Note. Any surplus Insurance Proceeds, after payment of the Debt, shall be paid to Mortgagor. If the Mortgaged Property is sold pursuant to paragraph 29 of this Mortgage or if Mortgagee acquires title to the Mortgaged Property, Mortgagee shall have all of the right, title and interest of Mortgagor in and to any insurance policies and unearned premiums thereon and in and to the Insurance Proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.


          (f) Mortgagee shall not exercise Mortgagee's option to apply Insurance Proceeds to the payment of the sums secured by this Mortgage if all the following conditions are met, as determined by Mortgagee in its sole discretion: (i) no Event of Default is then continuing under this Mortgage, the Note or any other Loan Document; (ii) Mortgagee determines that there will be sufficient funds (whether consisting of Insurance Proceeds and/or other sums made available by Mortgagor for restoration) to restore and repair the Mortgaged Property to the condition required under paragraph 4(e) above; (iii) the Franchise Agreement (hereinafter defined) shall not have been terminated as a result of such damage or destruction and the Franchise Agreement shall continue in full force and effect notwithstanding such damage or destruction; (iv) Mortgagee determines that the income of the Mortgaged Property, after restoration and repair of the Mortgaged Property to the condition required under paragraph 4(e) above, will be sufficient to meet all operating costs and other expenses, payments for reserves and loan repayment obligations relating to the Mortgaged Property; (v) Mortgagee determines that restoration and repair of the Mortgaged Property to the condition required under paragraph 4(e) above will be completed within the greater of (A) three (3) months or (B) the period of time covered by the business interruption insurance, if any, then in effect from the date of the loss or casualty to the Mortgaged Property; and (vi) Mortgagee shall have received evidence reasonably satisfactory to it that during the period of restoration and repair of the Mortgaged Property to the condition required under subparagraph 4(e) above, the sum of (A) income derived from the Mortgaged Property, as reasonably determined by Mortgagee, plus (B) proceeds of business interruption insurance, if any, to be paid, plus (C) amounts that Mortgagor demonstrates to Mortgagee's reasonable satisfaction will be made available by Mortgagor from other sources during such period will equal or exceed the sum of
(D) expenses in connection with the operation of the Mortgaged Property and (E) the debt service under the Note.

     5.   Payment of Taxes, etc.
          ---------------------

          (a) All taxes, assessments and water and sewer rents, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (the "Taxes"") shall be paid when due in the manner provided in
                   -----
paragraph 6 of this Mortgage. Mortgagor shall pay all ground rents, maintenance charges, other governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Mortgaged Property, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (the "Other Charges") as the same become due and payable. Mortgagor
                   -------------
will deliver to Mortgagee, promptly upon Mortgagee's request, tax certificates or receipted tax bills issued by the relevant taxing authority or other evidence satisfactory to Mortgagee that the Taxes and Other Charges have been so paid or are not then delinquent. Mortgagor shall not suffer and shall promptly cause to be paid or discharged any lien or charge whatsoever which may be or become a lien or charge against the Mortgaged Property, and shall promptly pay for all utility services provided to the Mortgaged Property. Mortgagor shall furnish to Mortgagee or its designee receipts for the payment of Taxes and Other Charges prior to the date the same shall become delinquent.

          (b) Mortgagor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes or Other Charges, provided that (i) Mortgagor is not in default under the Note, this Mortgage or any other Loan Document, (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Mortgagor is subject and shall not constitute a default thereunder, (iii) neither the Mortgaged Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, (iv) Mortgagor shall have paid the Taxes under protest or set aside adequate reserves for the payment of the Taxes or Other Charges, together with all interest and penalties thereon and (v) Mortgagor shall have furnished such security as may be required in the proceeding, or as may be requested by Mortgagee to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon.

          (c) Upon demand by Mortgagee, Mortgagor, at Mortgagor's sole cost and expense, shall contest any increase in any assessment for the Mortgaged Property with respect to Taxes or Other Charges or seek a reduction in such assessment in the event of a casualty, condemnation or other event which could result in a reduction of the assessment with respect to Taxes or Other Charges for the Mortgaged Property by instituting, or causing to be instituted, a proceeding to reduce such assessment, conducted in accordance with the recognized procedure therefore (a "Tax Appeal"). If, after demand by Mortgagee,
                                   ----------
Mortgagor shall fail to commence a Tax Appeal, Mortgagee shall be entitled, at its option, to commence, appear in and prosecute any Tax Appeal either in its own name or in the name of Mortgagor, for which Mortgagee is hereby appointed as attorney-in-fact for Mortgagor, which appointment, being for security and coupled with an interest, is irrevocable. If no Event of Default under this Mortgage or any other Loan Document shall have occurred and be continuing, Mortgagor shall be entitled to participate with Mortgagee in the settlement or compromise of any claim in connection with any such Tax Appeal. Upon the occurrence of an Event of Default and the continuance thereof, Mortgagee shall be entitled to make any compromise or settlement in connection with any such Tax Appeal without the participation of Mortgagor. All such refunds, compensation, awards, damages, rights of action and proceeds awarded to Mortgagor, less the reasonable costs and expenses incurred by Mortgagor in prosecuting such Tax Appeal (the "Refund Proceeds") are hereby assigned to
                                  ---------------
Mortgagee as additional security for the payment of Taxes and Other Charges as they become due. Upon the occurrence of an Event of Default and the continuance thereof, Mortgagee shall be entitled to apply the Refund Proceeds to the repayment of the Debt in such order and in such amount as Mortgagee may determine. If there are any excess Refund Proceeds after repayment of the Debt, Mortgagee shall pay such excess Refund Proceeds to Mortgagor.

     6.   Escrow Fund.  (a) Mortgagor shall, on the first day of each calendar
          -----------
month, pay to Mortgagee one--twelfth (1/12th) of an amount which would be sufficient to pay the Taxes payable, or estimated by Mortgagee to be payable, during the next twelve (12) months and also provide for an additional reserve equal to one-sixth (1/6th) of the Taxes payable (said amounts being hereinafter called the "Tax Escrow Fund.")
            ---------------

          (b) The Tax Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note, shall be added together and shall be paid as an aggregate sum by Mortgagor to Mortgagee. Mortgagor hereby pledges to Mortgagee any and all monies now or hereafter deposited in the Tax Escrow Fund as additional security for the payment of the Debt. Mortgagee will apply the Tax Escrow Fund to payments of Taxes to be made by Mortgagor pursuant to paragraph 5 hereof. If the amount of the Tax Escrow Fund shall exceed the amounts due for Taxes pursuant to paragraph 5 hereof, Mortgagee shall, in its discretion, return any excess to Mortgagor or credit such excess against future payments to be made to the Tax Escrow Fund. In allocating such excess, Mortgagee may deal with the person shown on the records of Mortgagee to be the owner of the Mortgaged Property. If the balance in the Tax Escrow Fund on the first day of the month which is one full month prior to the due date of any Taxes is not sufficient to pay the Taxes, Mortgagor shall pay to Mortgagee, upon demand, an amount which Mortgagee shall estimate as sufficient to make up the deficiency. Upon the occurrence of an Event of Default, Mortgagee may apply any sums then present in the Tax Escrow Fund to the payment of the following items in any order in its sole discretion:

          (i)   Taxes and Other Charges;

          (ii)  Interest on the unpaid principal balance of the Note;

          (iii) Amortization of the unpaid principal balance of the Note; or

          (iv) All other sums payable pursuant to the Note, this Mortgage and the other Loan Documents, including without limitation, advances made by Mortgagee pursuant to the terms of this Mortgage.

          (c) Until expended or applied as above provided, any amounts in the Tax Escrow Fund shall constitute additional security for the Debt. The Tax Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Mortgagee. No earnings or interest on the Tax Escrow Fund shall be paid to Mortgagor, unless applicable law requires interest on the Tax Escrow Fund to be paid to Mortgagor. Any such required interest shall be deposited in the Tax Escrow Fund as additional security for the payment of the Debt.

     7.   Condemnation.
          ------------

          (a) Mortgagor shall promptly give Mortgagee written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Mortgagee copies of any and all papers served in connection with such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Mortgagor shall continue to pay the Debt at the time and in the manner provided for its payment in the Note, this Mortgage and the other Loan Documents and the Debt shall not be reduced until any award or payment therefor shall have been actually received after expenses of collection and applied by Mortgagee to the discharge of the Debt. Mortgagee shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein and in the Note. Mortgagor shall cause the award or payment made in any condemnation or eminent domain proceeding, which is payable to Mortgagor, to be paid directly to Mortgagee. Sums paid to Mortgagee for such condemnation or action of eminent domain, after deduction of Mortgagee's reasonable costs and expenses of collection (after such deduction, the "Condemnation Proceeds"), shall be
                                       ---------------------
retained and (i) applied by Mortgagee toward payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper (any such application for repayment to be without any prepayment consideration, except that if any Event of Default, or an event that with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, then such application shall be subject to the prepayment consideration computed in accordance with the Note), or (ii) if the conditions set forth in paragraph 7(c) of this Mortgage are satisfied, as determined by Mortgagee in its sole discretion, paid to Mortgagor for the restoration and repair of the Mortgaged Property in accordance with paragraph 7(b) of this Mortgage in whole or in such lesser amount as is necessary to pay for the costs of such restoration and repair. If the Mortgaged Property is sold pursuant to paragraph 29 of this Mortgage or if Mortgagee acquires title to the Mortgaged Property, Mortgagee shall have all of the right, title and interest of Mortgagor in and to any Condemnation Proceeds resulting from any condemnation or eminent domain proceeding of the Mortgaged Property prior to such sale or acquisition.

          (b) If the Condemnation Proceeds are held by Mortgagee to reimburse Mortgagor for the cost of restoration and repair of the Mortgaged Property, (i) the Mortgaged Property shall be substantially restored to the equivalent of its condition prior to such condemnation or to such other condition as Mortgagee may approve in writing, (ii) such restoration and repair shall be done in compliance with all applicable laws, rules and regulations, and (iii) all reasonable costs and expenses incurred by Mortgagee in connection with making the Condemnation Proceeds available for such restoration and repair including, without limitation, counsel fees and inspecting engineers' fees incurred by Mortgagee, shall be paid by Mortgagor. Mortgagee may, at Mortgagee's option, condition disbursement of said proceeds on Mortgagee's approval of such plans and specifications of an architect reasonably satisfactory to Mortgagee, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and material men and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Mortgagee may reasonably require. If the Condemnation Proceeds are applied to the payment of the Debt, any such application of proceeds to principal shall not extend or postpone the maturity date of the Note or change the amount or the due date of any installment payment under the Note. Any surplus Condemnation Proceeds, after payment of the Debt, shall be paid to Mortgagor. If the Mortgaged Property is sold pursuant to paragraph 29 of this Mortgage or if Mortgagee acquires title to the Mortgaged Property, Mortgagee shall have all of the right, title and interest of Mortgagor in and to any Condemnation Proceeds resulting from any condemnation or eminent domain proceeding of the Mortgaged Property prior to such sale or acquisition.

          (c) Mortgagee shall not exercise Mortgagee's option to apply Condemnation Proceeds to the payment of the sums secured by this Mortgage if all the following conditions are met, as determined by Mortgagee in its sole discretion: (i) no Event of Default is then continuing under this Mortgage, the Note or any other Loan Document; (ii) Mortgagee determines that there will be sufficient funds (whether consisting of Condemnation Proceeds and/or other sums made available by Mortgagor for restoration) to restore and repair the Mortgaged Property to the condition required under paragraph 7(b) above; (iii) the Franchise Agreement shall not have been terminated as a result of such condemnation or eminent domain proceeding and the Franchise Agreement shall continue in full force and effect notwithstanding such condemnation or eminent domain proceeding; (iv) Mortgagee determines that the income of the Mortgaged Property, after restoration and repair of the Mortgaged Property to the condition required under paragraph 7(b) above, will be sufficient to meet all operating costs and other expenses, payments for reserves and loan repayment obligations relating to the Mortgaged Property; (v) Mortgagee determines that restoration and repair of the Mortgaged Property to the condition required under paragraph 7(b) above will be completed within the greater of (A) three (3) months or (B) the period of time covered by the business interruption insurance, if any, then in effect from the date of the loss or casualty to the Mortgaged Property; and (vi) Mortgagee shall have received evidence reasonably satisfactory to it that during the period of restoration and repair of the Mortgaged Property to the condition required under subparagraph 7(b) above, the sum of (A) income derived from the Mortgaged Property, as reasonably determined by Mortgagee, plus (B) proceeds of business interruption insurance, if any, to be paid, plus (C) amounts that Mortgagor demonstrates to Mortgagee's reasonable satisfaction will be made available by Mortgagor from other sources during such period will equal or exceed the sum of (D) expenses in connection with the operation of the Mortgaged Property and (E) the debt service under the Note.

     8.   Subleases and Rents.
          -------------------

          (a) Mortgagor does hereby absolutely and unconditionally assign to Mortgagee its right, title and interest in all current and future Subleases and Rents, it being intended by Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Mortgagee shall not be construed to bind Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such Sublease or otherwise to impose any obligation upon Mortgagee. Mortgagor agrees to execute and deliver to Mortgagee such additional instruments, in form and substance reasonably satisfactory to Mortgagee, as may hereafter be requested by Mortgagee to further evidence and confirm such assignment. Nevertheless, subject to the terms of this paragraph 8, Mortgagee grants to Mortgagor a revocable license to operate and manage the Mortgaged Property and to collect the Rents. Mortgagor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Mortgagee for use in the payment of such sums. Upon an Event of Default, the license granted to Mortgagor herein shall be automatically revoked and Mortgagee shall immediately be entitled to possession of all Rents, whether or not Mortgagee enters upon or takes control of the Mortgaged Property. Mortgagee is hereby granted and assigned by Mortgagor the right, at its option, upon the revocation of the license granted herein to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license herein granted may be applied toward payment of the Debt in such priority and proportion as Mortgagee in its discretion shall deem proper.

          (b) Upon request, Mortgagor shall furnish Mortgagee with copies of all Subleases and all amendments or modifications of any Sublease. All Subleases shall provide that each such Sublease is subordinate to this Mortgage and that the sublessee agrees to attorn to Mortgagee. Mortgagor (i) shall observe and perform all the obligations imposed upon the sublessor under the Subleases and shall not do or permit to be done anything to impair the value of the Subleases as security for the Debt; (ii) shall upon request by Mortgagee, send Mortgagee copies of all notices of default sent or received by Mortgagee under the Subleases; (iii) shall enforce all of the terms, covenants and conditions contained in the Subleases on the part of the sublessee thereunder to be observed or performed; (iv) shall not collect any of the Rents more than one (1) month in advance (except with respect to collection of the final month's rent as security); (v) shall not execute any other assignment of sublessor's interest in the Subleases or the Rents; and (vi) shall execute and deliver at the request of Mortgagee all such further assurances, confirmations and assignments in connection with the Mortgaged Property as Mortgagee shall from time to time require.

          (c) Mortgagor shall not, without the prior written consent of Mortgagee (i) amend or modify any Sublease, (ii) execute a new Sublease, (iii) permit use of the demised premises under any Sublease for use or uses other than quick service restaurant use; or (iv) terminate, cancel or accept a surrender of any Sublease.

     9.   Maintenance of Mortgaged Property. Mortgagor shall cause the Mortgaged
          ---------------------------------
Property to be maintained in a good and safe condition and repair. The Improvements and the

Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment) without the written consent of Mortgagee. Mortgagor shall promptly comply with all laws, orders and ordinances affecting the Mortgaged Property and the use thereof. Mortgagor shall promptly repair, replace or rebuild any part of the Mortgaged Property that (i) is damaged or destroyed by any casualty (subject to the provisions of paragraph 4 hereof),
(ii) becomes damaged, worn or dilapidated, or (iii) is affected by any proceeding of the character referred to in paragraph 7 hereof (subject to the provision of such paragraph 7) and Mortgagor shall complete and pay for any structure at any time in the process of construction, renovation or repair on the Property. Mortgagor shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconforming use, Mortgagor will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Mortgagee.

     10.  Transfer or Encumbrance of the Mortgaged Property.
          -------------------------------------------------

          (a) Mortgagor acknowledges that Mortgagee has examined and relied on the creditworthiness of Mortgagor and experience of Mortgagor in owning and operating properties such as the Mortgaged Property in agreeing to make the Loan secured hereby, and that Mortgagee will continue to rely on Mortgagor's ownership of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Debt. Mortgagor acknowledges that Mortgagee has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that, should Mortgagor default in the repayment of the Debt, Mortgagee can recover the Debt by a sale of the Mortgaged Property. Mortgagor shall not, without the prior written consent of Mortgagee, sell, convey, alien, lease, mortgage, encumber, pledge or otherwise transfer the Mortgaged Property or any part thereof, or permit the Mortgaged Property or any part thereof to be sold, conveyed, aliened, leased, mortgaged, encumbered, pledged or otherwise transferred (any of the foregoing, a "Transfer").
                                                           --------

          (b) A Transfer of the Mortgaged Property within the meaning of this paragraph 10 shall be deemed to include:

          (i) an installment sales agreement wherein Mortgagor agrees to sell the Mortgaged Property or any part thereof for a price to be paid in installments;

          (ii) an agreement by Mortgagor selling, leasing, subleasing, assigning or otherwise transferring all or a substantial part of the Mortgaged Property, or a sale, assignment or other transfer of, or the grant of a security interest in, Mortgagor's right, title and interest in and to any Subleases or any Rents; and

          (iii) any voluntary or involuntary Transfer of a Control Individual's (hereinafter defined) Controlling Interests (hereinafter defined) or any voluntary or involuntary event whereby a Control Individual's Controlling Interests are diluted or his or her Control over Mortgagor is otherwise diminished.

          (c) Mortgagee shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Mortgagor's Transfer of the Mortgaged Property without Mortgagee's consent; this provision shall apply to every Transfer of the Mortgaged Property regardless of whether voluntary or not, or whether or not Mortgagee has consented to any previous Transfer of the Mortgaged Property.

          (b) For purposes of this paragraph 10, the following terms shall have the following meanings: "Control" when used with respect to Mortgagor means the power to direct the respective management and policies of Mortgagor, directly or indirectly, whether through the ownership of voting securities, membership interests, partnership interests or any other beneficial interest, by contract or otherwise, whether acting alone or with others, but an individual does not have "Control" if he or she has only the right to take those actions that a limited partner may take without participating in the business of a limited partnership, as set forth in Article ______ of the Uniform Limited Partnership Law of the State of __________, the terms "Controlling" and "Controlled" shall have the meanings correlative to the foregoing; "Control Individual" shall mean any one of ______________ or ________________; "Controlling Interests" shall mean those beneficial interests or contract rights in or with respect to the Mortgagor (or any entity that has a direct or indirect beneficial interest in Mortgagor) that give a Control Individual his or her Control over Mortgagor; "Non-controlling Interests" shall mean any beneficial interests in Mortgagor (or any entity that has a direct or indirect beneficial interest in the Mortgagor) that are not Controlling Interests and shall include, without limitation, limited partnership interests.

     11.  Estoppel Certificates and No Default Affidavits.
          -----------------------------------------------

          (a) After request by Mortgagee, Mortgagor shall within ten (10) days furnish Mortgagee with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note,
(iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, if any and (vi) that the Note and this Mortgage are valid, legal and binding obligations and have not been modified or if modified, giving the particulars of such modification.

          (b) Within ten (10) days after request by Mortgagee, Mortgagor will request sublessees under the Subleases to furnish Mortgagee with estoppel certificates as required by such sublessees' respective Sublease and Mortgagor will use diligent efforts to obtain such estoppel certificates.

     12.  Changes in the Laws Regarding Taxation. If any law is enacted or
          --------------------------------------
adopted or amended after the date of this Mortgage which deducts the Debt from the value of the Mortgaged Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Mortgagee's interest in the Mortgaged Property, Mortgagor will pay such tax, with interest and penalties thereon, if any. In the event Mortgagee is advised by counsel chosen by it that the payment of such tax or interest and penalties by Mortgagor would be unlawful or taxable to Mortgagee or unenforceable or provide the basis for a defense of usury, then in any such event, Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

     13.  No Credits on Account of the Debt. Mortgagor will not claim or demand
          ---------------------------------
or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Mortgaged Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Mortgaged Property, or any part thereof, for real estate tax purposes by reason of this Mortgage or the Debt. In the event such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

     14.  Documentary Stamps. If at any time the United States of America, the
          ------------------
State of ______________ or any subdivision thereof shall require revenue or other stamps to be affixed to the Note or this Mortgage, or impose any other tax or charge on the same, Mortgagor will pay for the same, with interest and penalties thereon, if any.

     15.  Usury Laws.  This Mortgage and the Note are subject to the express
          ----------
condition that at no time shall Mortgagor be obligated or required to pay interest on the Debt at a rate which could subject Mortgagee to either civil or criminal liability as a result of being in excess of the maximum interest rate which Mortgagor is permitted by law to contract or agree to pay. If by the terms of this Mortgage or the Note, Mortgagor is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the same shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all previous payments in excess of such maximum rate shall be deemed to have been payments in reduction of the principal and not on account of the interest due hereunder.

     16.  Performance of Franchise Agreement and Lease; Security Agreement
          ----------------------------------------------------------------

          (a) Mortgagor will duly comply with the terms and conditions of the franchise agreement, dated ____________, 199__, between AFC Enterprises, Inc., as franchisor, and mortgagor, as franchisee (the "Franchise Agreement") and will
                                                  -------------------
faithfully perform all of its obligations under the Franchise Agreement and promptly cure any default by it under any of the provisions thereof. Mortgagor shall promptly send to Mortgagee a true and correct copy of any notice, report, certificate or other communication that Mortgagor is obligated to deliver under the Franchise Agreement.

          (b) Mortgagor will comply with the terms and provisions of the Lease and will faithfully perform all of its obligations under the Lease and promptly cure any default by it under any of the provisions thereof. Mortgagor shall promptly send to Mortgagee a true and correct copy of any notice, report, certificate or other communication that Mortgagor is obligated to deliver in connection with the Lease.

          (c) Mortgagor hereby assigns and transfers to Mortgagee and creates a security interest in all of Mortgagor's right, title and interest in and to the consideration, in whatever form delivered, for the sale, transfer or conveyance of Mortgagor's interest in the Franchise Agreement and the Lease.

     17.  Performance of Other Agreements. Mortgagor shall observe and perform
          -------------------------------
each and every term to be observed or performed by Mortgagor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

     18.  Books and Records; Financial Statements; Financial Covenants.
          ------------------------------------------------------------

          (a) Mortgagor shall keep adequate books and records of account in accordance with generally accepted accounting principles consistently applied and shall furnish to Mortgagee (i) within sixty (60) days after the end of each second (2/nd/) and fourth (4/th/) fiscal quarter of Mortgagor, semiannual internally-prepared financial statements, certified by the chief financial officer of Mortgagor; (ii) within ninety (90) days after the end of each fiscal year of Mortgagor, (x) annual internally-prepared financial statements, certified by the chief financial officer of Mortgagor, and (y) a certificate, executed by a financial officer of Mortgagor acceptable to Mortgagee, as to the absence of any default or Event of Default hereunder or under any other Loan Document or under the Franchise Agreement; (iii) copies of Mortgagor's federal tax returns (together with any extension filed) within fifteen (15) days after filing of same but in no event later than April 30 of each year; (x) and (iv) such other financial information with respect to Mortgagor, Guarantor (hereinafter defined) or the Mortgaged Property at may be reasonably requested by Mortgagee from time to time.

          (b) Mortgagor shall cause each of ______________ and ____________ (collectively, "Guarantor") to furnish to Mortgagee (i) within thirty (30) days
                ---------
after the end of each calendar year, updated annual financial statements in form similar to that previously provided to Mortgagee; (ii) copies of their federal tax returns (together with any extensions filed) within fifteen (15) days after filing of same but in no event later than April 30 of each year; and (iii) such other financial information with respect to Guarantor as may be reasonably requested by Mortgagee from time to time.

          (c) Mortgagor shall promptly provide Mortgagee with written notice of any pending or threatened litigation against Mortgagor or any Guarantor or the commencement of any proceedings or investigations by any governmental or regulatory agency involving Mortgagor or any Guarantor.

          (d) Mortgagor shall maintain a Minimum Cash Flow Coverage Ratio of not less than ______ for each fiscal year of Mortgagor. The term "Minimum Cash
                                                                  ------------
Flow Coverage Ratio" shall be calculated annually and shall mean:
-------------------

                         Cash Flow Before Debt Service
                         -----------------------------
                                 Debt Service

     For purposes of this paragraph 18(d), "Cash Flow Before Debt Service"shall
                                            -----------------------------
mean annual operating income of the Mortgaged Property plus depreciation, amortization and interest expense. "Debt Service" shall mean the total required
                                     ------------
annual principal and interest payments under the Note.

     (e) Any and all debt incurred by Mortgagor to its shareholders, officers, partners, members and/or affiliates shall be incurred only with Mortgagee's prior written consent and Mortgagor shall cause any such debt approved by Mortgagee to be expressly subordinated to the Debt.

     (f) At any time while all or any portion of the Debt remains outstanding, Mortgagor shall not, directly or indirectly, convey, transfer or assign any property or asset of any nature, whether real property, personal property or mixed, tangible or intangible, or any interest therein, without the prior written consent of Mortgagee, and any such conveyance, transfer or assignment shall occur solely in the ordinary course of Mortgagor's business.

     (g) At any time while all or any portion of the Debt remains outstanding, Mortgagor shall not, directly or indirectly, (i) make any loans to any partners, shareholders, officers, members or affiliates of Mortgagor, nor guarantee any indebtedness of any such party without the prior written consent of Mortgagee; or (ii) make any advances or distributions to Mortgagor or any partners, shareholders, officers, members or affiliates of Mortgagor.

     (h) At any time while all or any portion of the Debt remains outstanding, Mortgagor shall not enter into any additional Indebtedness (hereinafter defined) nor guarantee any additional Indebtedness, without the prior written consent of Mortgagee, other than (i) unsecured Indebtedness constituting trade debt and
(ii) other Indebtedness incurred in the ordinary course of business in connection with the ownership, management and operation of the Mortgaged Property.

     19.  Further Acts, etc. Mortgagor will, at the cost of Mortgagor, and
          ------------------
without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Mortgagee the property and rights hereby mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage. Mortgagor, on demand, will execute and deliver and hereby authorizes Mortgagee to execute in the name of Mortgagor or without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Mortgagee in the Mortgaged Property. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including without limitation such rights and remedies available to Mortgagee pursuant to this paragraph 19.

     20.  Trust Fund. Mortgagor shall receive the advances secured hereby and
          ----------
shall hold the right to receive the advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply the advances first to the payment of the cost of any such improvement on the Mortgaged Property before using any part of the total of the same for any other purpose.

     21.  Recording of Mortgage, etc. Mortgagor forthwith upon the execution and
          --------------------------
delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance, except where prohibited by law so to do. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

     22.  Prepayment. The Debt may be prepaid subject to the terms of paragraph
          ----------
______ of the Note.

     23.  Events of Default. The Debt shall become immediately due and payable
          -----------------
at the option of Mortgagee, without notice or demand, upon any one or more of the following events ("Events of Default"):
                      -------------------
          (a) if any portion of the Debt is not paid within five (5) days after the same is due;

          (b) if any of the Taxes or Other Charges is not paid when the same is due and payable, subject to the provisions of paragraphs 5 and 6;

          (c) if the Policies are not kept in full force and effect, or if the Policies are not delivered to Mortgagee upon request;

          (d) if Mortgagor violates or does not comply with any of the provisions of paragraphs 8, 10, 16, 18(c), 18(d), 18(e), 18(f), 18(g) or 18(h);

          (e) if a default under the Franchise Agreement shall continue beyond any applicable notice or grace period, or if the Franchise Agreement shall be modified, amended, terminated, surrendered or assigned without the prior written consent of Mortgagee;

          (f) if a default by Mortgagor under the Lease shall continue beyond any applicable notice or grace period, or if the Lease shall be modified or amended, without the prior written consent of Mortgagee, or if the Lease shall be terminated, surrendered or assigned;

          (g) if a default by Mortgagor under any Sublease shall continue beyond any applicable notice or grace period, or if any Sublease shall be modified, amended, terminated, surrendered or assigned by Mortgagor, without the prior written consent of Mortgagee;

          (h) if the Mortgaged Property becomes subject to any mechanic's, materialman's or other lien other than a lien for local real estate taxes and assessments not then due and payable and such lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) calendar days after the filing of such lien;

          (i) if Mortgagor fails to cure promptly any violations of laws or ordinances affecting the Mortgaged Property and such failure continues for a period of thirty (30) calendar days after Mortgagor's receipt of notice thereof;

          (j) if any representation or warranty of Mortgagor or any Guarantor, made herein or in the Environmental Indemnity Agreement, dated as of the date hereof, made by Mortgagor and Guarantor, jointly and severally, for the benefit of Mortgagee (the "Environmental Indemnity Agreement"), or by any Guarantor in
                   ---------------------------------
the Guarantee of Payment and Performance, dated as of the date hereof, made by Guarantor for the benefit of Mortgagee (the "Guarantee"), or in any certificate,
                                            ----------
report, financial statement or other instrument or document furnished to Mortgagee by Mortgagor or any Guarantor shall have been false or misleading in any material respect when made;

          (k) if Mortgagor or any Guarantor shall make an assignment for the benefit of creditors or if Mortgagor or any Guarantor shall generally not be paying its debts as they become due;

          (l) if a receiver, liquidator or trustee of Mortgagor or any Guarantor shall be appointed or if Mortgagor or any Guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Mortgagor or any Guarantor or if any proceeding for the dissolution or liquidation of Mortgagor or any Guarantor shall be instituted; however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Mortgagor or any Guarantor, upon the same not being discharged, stayed or dismissed within sixty (60) days;

          (m) If Mortgagor or any Guarantor shall be in default (beyond any applicable grace period) in the payment of any amount of any Indebtedness (hereinafter defined) other than the Debt; or if Mortgagor or any Guarantor shall default (beyond any applicable grace period) in the performance of any agreement under which such Indebtedness is created or evidenced, if the effect of such default is to cause, or permit the holder of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity. The term "Indebtedness" shall mean, as at any date (i) all indebtedness of Mortgagor or
-------------
any Guarantor for borrowed money or for the deferred purchase price of property or services (except such indebtedness the existence of which is being contested by Mortgagor or any Guarantor in good faith and by appropriate action); (ii) all obligations of Mortgagor or any Guarantor evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations under leases which shall have been or should be, in accordance with generally accepted accounting principles consistently applied, recorded as capital leases of which Mortgagor or any Guarantor is liable as lessee (except such obligations the existence of which is being contested by Mortgagor or any Guarantor in good faith and by appropriate action); (iv) any Guaranteed Indebtedness (hereinafter defined); and
(v) any other indebtedness required to be recorded as indebtedness on the financial statements of Mortgagor or any Guarantor in accordance with generally accepted accounting principles consistently applied. The term "Guaranteed
                                                                ----------
Indebtedness" shall mean any indebtedness which is guaranteed directly or
------------
indirectly in any manner by Mortgagor or any Guarantor, or in effect guaranteed directly or indirectly in any manner by Mortgagor or any Guarantor;

          (n) (i) if Mortgagor or any Control Individual shall engage in any "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA") or Section
                                                            -----
4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code") involving any employee benefit plan covered by ERISA (a "Plan"), (ii)
 ----                                                            ----
any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall occur with respect to any Plan or any lien in favor of the Pension Benefit Guaranty Corporation ("PBGC") or a Plan shall arise on
                                              ----
the assets of Mortgagor or any Control Individual, or (iii) a "reportable event" (as defined in Section 4043(b) of ERISA) shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Plan, which reportable event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of Mortgagee, likely to result in the termination of such Plan for purposes of Title IV of ERISA;

          (o) if one or more judgments or decrees shall be entered against Mortgagor or any Guarantor involving an aggregate liability (not paid or fully covered by insurance) of $____________ or more, and any such judgment or decree shall not have been vacated, discharged, stayed or bonded pending appeal within thirty (30) days from the entry thereof;

          (p) Mortgagor shall be in default beyond any applicable notice and cure period under any other term, covenant or condition of the Note, this Mortgage or any of the other Loan Documents; or

          (q) if at any time while this Mortgage is of record _____________ and ____________ shall fail to own in the aggregate one hundred percent (100%) of the ownership interests in Mortgagor or shall cease to have sole responsibility for the day-to-day management and Control of Mortgagor.

     24.  Default Interest. Upon the occurrence of any Event of Default,
          ----------------
Mortgagor shall pay interest on the unpaid principal balance of the Note at the Default Rate (as defined in the Note). The Default Rate shall be computed from the occurrence of the Event of Default until the actual receipt and collection of the Debt. This charge shall be added to the Debt, and shall be deemed secured by this Mortgage. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Mortgagee by reason of the occurrence of any Event of Default. If the Default Rate is above the maximum rate permitted by applicable law, the Default Rate shall be the maximum rate permitted by applicable law.

     25.  Right to Cure Defaults. Upon the occurrence of any Event of Default or
          ----------------------
if Mortgagor fails to make any payment or to do any act as herein provided, Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, make or do the same in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Mortgagee is authorized to enter upon the Mortgaged Property for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or collect the Debt, and the reasonable cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law and any appraisal fees), with interest calculated at the Default Rate, shall constitute a portion of the Debt and shall be secured by this Mortgage and the other Loan Documents and shall be due and payable to Mortgagee upon demand. All such costs and expenses incurred by Mortgagee in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Mortgagee that such cost or expense was incurred to the date of payment of Mortgagee.

     26.  Late Payment Charge. If any portion of the Debt is not paid within
          -------------------
fifteen (15) calendar days after the date on which it is due, Mortgagor shall pay to Mortgagee upon demand a late charge equal to the lesser of two percent (2%) of such unpaid portion of the Debt or the maximum amount permitted by applicable law, to defray the expense incurred by Mortgagee in handling and processing such delinquent payment and to compensate Mortgagee for the loss of the use of such delinquent payment, and such amount shall be secured by this Mortgage.

     27.  Prepayment After Event of Default.  If following the occurrence of any
          ---------------------------------
Event of Default, Mortgagor shall tender payment of an amount sufficient to satisfy the Debt at any time prior to a sale of the Mortgaged Property either through foreclosure or the exercise of other remedies available to Mortgagee under this Mortgage, such tender by Mortgagor shall be deemed to be a voluntary prepayment under the Note and this Mortgage in the amount tendered, and Mortgagor shall, in addition to the entire Debt, also pay to Mortgagee the applicable prepayment consideration specified in paragraph ___ of the Note.

     28.  Right of Entry. Mortgagee and its agents shall have the right to enter
          --------------
and inspect the Mortgaged Property at all reasonable times.

     29.  Remedies.
          --------

          (a) Upon the occurrence of any Event of Default, Mortgagee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

          (i)    declare the entire Debt to be immediately due and payable;

          (ii) institute proceedings for the complete foreclosure of this Mortgage, in which case the Mortgaged Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

          (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Debt then due and payable, subject to the continuing lien of this Mortgage for the balance of the Debt not then due;

          (iv) sell for cash or upon credit the Mortgaged Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

          (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in the Note;

          (vi) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage;

          (vii) apply for the appointment of a receiver of the Mortgaged Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of the Mortgagor or of any person, firm or other entity liable for the payment of the Debt;

          (viii) enforce Mortgagee's interest in the Leases and Rents and enter into or upon the Mortgaged Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, and thereupon Mortgagee may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Mortgaged Property and conduct the business thereat; (B) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property; (C) exercise all rights and powers of Mortgagor with respect to the Mortgaged Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Mortgaged Property and every part thereof; and (D) apply the receipts from the Mortgaged Property to the payment of the Debt, after deducting therefrom all reasonable expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, assessments, insurance and Other Charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of Mortgagee, its counsel, agents and employees; or

          (ix) pursue such other rights and remedies as may be available at law and in equity.

     In the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a lien on the remaining portion of the Mortgaged Property.

          (b) The proceeds of any sale made under or by virtue of this paragraph, together with any other sums which then may be held by Mortgagee under this Mortgage, whether under the provisions of this paragraph or otherwise, shall be applied by Mortgagee to the payment of the Debt in such priority and proportion as Mortgagee in its discretion shall deem proper.

          (c) To the extent permitted by applicable law, Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

          (d) Upon the completion of any sale or sales made by Mortgagee under or by virtue of this paragraph, Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Mortgagee is hereby irrevocably appointed the true and lawful attorney of Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any such sale or sales made under or by virtue of this paragraph shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

          (e) Upon any sale made under or by virtue of this paragraph, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage.

          (f) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect in any manner or to any extent the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

     30.  Reasonable Use and Occupancy. In addition to the rights which
          ----------------------------
Mortgagee may have herein, upon the occurrence of any Event of Default, Mortgagee, at its option, may require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be occupied by Mortgagor or may require Mortgagor to vacate and surrender possession of the Mortgaged Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise.

     31.  Security Agreement. This Mortgage is both a real property mortgage and
          ------------------
a "security agreement" within the meaning of the Uniform Commercial Code. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor by executing and delivering this Mortgage has granted and hereby grants to Mortgagee, as security for the Debt, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code (said portion of the Mortgaged Property so subject to the Uniform Commercial Code being called in this paragraph 30 the "Collateral"). If an Event of Default shall occur,
                       ----------
Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. Upon the request or demand of Mortgagee, Mortgagor shall at its expense assemble the Collateral and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including legal expenses and reasonable attorneys' fees, incurred or paid by Mortgagee in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Mortgagee to the payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper.

     32.  Actions and Proceedings. Mortgagee has the right to appear in and
          -----------------------
defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its discretion, decides should be brought to protect their interest in the Mortgaged Property. Mortgagee shall, at its option, be surrogated to the lien of any mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

     33.  Waiver of Counterclaim.  Mortgagor hereby waives the right to assert a
          ----------------------
counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Mortgagee.

     34.  Recovery of Sums Required to Be Paid. Mortgagee shall have the right
          ------------------------------------
from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

     35.  Marshalling and Other Matters.  Mortgagor hereby waives, to the extent
          -----------------------------
permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Further, Mortgagor, to the extent permitted by law, hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law.

     36.  Hazardous Waste and Asbestos. Mortgagor hereby represents and warrants
          ----------------------------
to Mortgagee that (a) the Mortgaged Property is not in direct or indirect violation of any local, state, federal or other governmental authority, statute, ordinance, code, order, decree, law, rule or regulation pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination or clean-up including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"),
                                                                     ------
the Resource Conservation and Recovery Act, as amended ("RCRA"), and any state
                                                         ----
super-lien and environmental clean-up statutes (collectively, "Environmental
                                                               -------------
Laws"); (b) the Mortgaged Property is not subject to any private or governmental
----
lien or judicial or administrative notice or action relating to hazardous and/or toxic, dangerous and/or regulated, substances, wastes, materials, pollutants or contaminants, petroleum, tremolite, anthlophylie or actinolite or polychlorinated biphenyls (including, without limitation, any raw materials which include hazardous constituents) and any other substances or materials which are included under or regulated by Environmental Laws (collectively, "Hazardous Materials"); (c) no Hazardous
                                   -------------------
Materials are or have been, prior to Mortgagor's acquisition of the Mortgaged Property, discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from the Mortgaged Property otherwise than in compliance with all Environmental Laws and (d) there is no asbestos present in, and no underground storage tanks exist on, any of the Mortgaged Property. So long as Mortgagor owns or is in possession of the Mortgaged Property, Mortgagor shall keep or cause the Mortgaged Property to be kept free from Hazardous Materials and in compliance with all Environmental Laws, shall promptly notify Mortgagee if Mortgagor shall become aware of any Hazardous Materials on the Mortgaged Property and/or if Mortgagor shall become aware that the Mortgaged Property is in direct or indirect violation of any Environmental Laws and Mortgagor shall remove such Hazardous Materials and/or cure such violations, as applicable, as required by law, promptly after Mortgagor becomes aware of same, at Mortgagor's sole expense. Nothing herein shall prevent Mortgagor from recovering such expenses from any other party that may be liable for such removal or cure. The obligations and liabilities of Mortgagor under this paragraph 35 shall survive any termination, satisfaction, or assignment of this Mortgage, any Transfer and/or any exercise by Mortgagee of any of its rights or remedies hereunder, including but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure.

     37.  Handicapped Access.
          ------------------

          (a) Mortgagor agrees that the Mortgaged Property shall at all times comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively, "Access
                                                                      ------
Laws").
----

          (b) Mortgagor agrees to give prompt notice to Mortgagee of the receipt by Mortgagor of any complaints related to violations of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

     38.  Indemnification. In addition to any other indemnifications provided
          ---------------
herein or in the Note or the other Loan Documents, Mortgagor shall protect, defend, indemnify and save harmless Mortgagee from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Mortgagee, except to the extent resulting from Mortgagee's gross negligence or wilful misconduct, by reason of (a) ownership of this Mortgage or the Mortgaged Property or any interest therein; (b) the construction or renovation of any Improvements; (c) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(d) any use, nonuse or condition in, on or about the Mortgaged Property or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any failure on the part of Mortgagor to perform or comply with any of the terms of this Mortgage; (f) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; (g) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Materials on, from, or affecting the Mortgaged Property or any other property; (h) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (i) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials; (j) any violation of the Environmental Laws, which are based upon or in any way related to such Hazardous Materials including, without limitation, the costs and expenses of any remedial action, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses; and (k) any failure of the Mortgaged Property to comply with any Access Laws. Any amounts payable to Mortgagee by reason of the application of this paragraph 37 shall be secured by this Mortgage and shall become immediately due and payable and shall bear interest at the Default Rate from the date any payment is made by Mortgagee hereunder until such payment is reimbursed by Mortgagor. The obligations and liabilities of Mortgagor under this paragraph 37 shall survive any termination, satisfaction or assignment of this Mortgage, any Transfer and/or any exercise by Mortgagee of any of its rights and remedies hereunder, including but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure.

     39.  Notices. Any notice, demand, statement, request or consent made
          -------
hereunder shall be in writing to the other party hereto at its address set forth below or at such other address as such party may designate by notice to the other party hereto and shall be deemed given (i) on receipt, if mailed, by certified or registered U.S. mail, return receipt requested, postage prepaid;
(ii) on receipt, if delivered, fee prepaid, to a national overnight delivery service (such as Federal Express, Purolater Courier, U.P.S. Next Day Air); or
(iii) when delivered, if delivered by hand, as evidenced by a signed receipt:

     To Mortgagor:

               __________________________
               __________________________
               __________________________
               Attention:________________
               Telephone: (____) ________

          with a courtesy copy to:
               __________________________
               __________________________
               __________________________

               Attention: _______________
               Telephone: (___) _________

     To Mortgagee:

               Banco Popular de Puerto Rico
               7 West 51/st/ Street
               New York, New York 10019
               Attention: Mr. Agustin Mas
                          Vice President
               Telephone: (212) 445-1800

          with a courtesy copy to:

               McConnell Valdes LLP
               1301 Avenue of the Americas
               New York, New York  10019
               Attention:  Brian F. Doran, Esq.
               Telephone:  (212) 586-4630


A "Business Day" is any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of New York are authorized or obligated by law or executive order to remain closed. Refusal to accept delivery of any notice shall be deemed to be receipt of such notice.

     40.  Authority. (a) Mortgagor (and the undersigned representative of
          ---------
Mortgagor, if any) has full power, authority and right to execute, deliver and perform its obligations pursuant to this Mortgage, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, hypothecate and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor's part to be performed and (b) Mortgagor represents and warrants that Mortgagor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

     41.  Waiver of Notice. Mortgagor shall not be entitled to any notices of
          ----------------
any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor and except with respect to matters for which Mortgagee is required by applicable law to give notice, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

     42.  Sole Discretion of Mortgagee.  Wherever pursuant to this Mortgage,
          ----------------------------
Mortgagee exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

     43.  Non-Waiver. The failure of Mortgagee to insist upon strict performance
          ----------
of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor's obligations hereunder by reason of (a) the failure of Mortgagee to comply with any request of Mortgagor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Debt or any portion thereof or (c) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage or the other Loan Documents. Mortgagee may resort for the payment of the Debt to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. The rights and remedies of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

     44.  No Oral Change.  This Mortgage, and any provisions hereof, may not be
          --------------
modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or Mortgagee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     45.  Successors and Assigns. This Mortgage shall be binding upon and inure
          ----------------------
to the benefit of Mortgagor and Mortgagee and their respective heirs, personal representatives, successors and assigns forever.

     46.  Inapplicable Provisions. If any term, covenant or condition of the
          -----------------------
Note or this Mortgage is held to be invalid, illegal or unenforceable in any respect, the Note and this Mortgage shall be construed without such provision.

     47.  Headings, etc. The headings and captions of various paragraphs of this
          -------------
Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     48.  Governing Law.  This Mortgage shall be governed by and construed in
          -------------
accordance with the laws of the State of ___________ without regard to principles of conflict of laws.

     49.  Definitions. Unless the context clearly indicates a contrary intent or
          -----------
unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in singular or plural form and the word "Mortgagor" shall mean "each Mortgagor and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein," the word "Mortgagee" shall mean "Mortgagee and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Mortgage," the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, and the words "Mortgaged Property" shall include any portion of the Mortgaged Property and any interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa.

     50.  Waiver of Trial by Jury.  MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY,
          -----------------------
VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN EVIDENCED BY THE NOTE OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE NOTE, THIS MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF MORTGAGOR OR MORTGAGEE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGEE'S MAKING OF THE LOAN SECURED BY THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS.

     51.  Assignment. Mortgagee shall have the right, exercisable at any time
          ----------
and from time to time, to sell, transfer or assign the Mortgage and the other Loan Documents, or grant participations therein, or issue certificates or securities evidencing a beneficial interest therein in a rated or unrated public offering or private placement, and Mortgagee may forward to any purchaser, transferee, assignee, servicer, participant, investor or credit rating agency rating such securities (collectively, an "Investor") or prospective Investor all
                                          --------
documents and information in Mortgagee's possession with respect to Mortgagor, the Mortgaged Property and the Loan Documents as such Investor or prospective Investor may request.

     IN WITNESS WHEREOF, Mortgagor has executed this Mortgage, intending to be legally bound, the day and year first above written.



                                   _________________________________,
                                      a ____________________________

                                   By: _____________________________
                                   Name:____________________________
                                   Title:___________________________

                               (ACKNOWLEDGMENT)

                                   EXHIBIT A

                               LEGAL DESCRIPTION

                                EXHIBIT K-2(d)
                  FORM OF FRANCHISEE ASSIGNMENT OF CONTRACTS,
                       LICENSES, PERMITS AND AGREEMENTS
                       --------------------------------

                       ASSIGNMENT OF CONTRACTS, LICENSES,
                            PERMITS AND AGREEMENTS


     This ASSIGNMENT OF CONTRACTS, LICENSES, PERMITS AND AGREEMENTS (the "Assignment"), dated as of the ___ day of ______, 199__ by and between __________________, a _____________________, having an office at
__________________________________________ ("Assignor") and BANCO POPULAR DE
PUERTO RICO, having an office at 7 West 51st Street, New York, New York 10019 ("Assignee"). All capitalized terms appearing herein and not defined herein shall have the meanings set forth in that certain Mortgage, Security Agreement and Assignment of Leases and Rents, dated as of the date hereof, made by Assignor to Assignee (the "Mortgage").

                                   RECITALS
                                   --------

     A. [Assignor is the actual, record and beneficial owner of the real property more particularly described in Schedule A attached hereto and by this
                                        ----------
reference made a part hereof (the "Land"), together with the improvements located thereon (the "Improvements"; the Land and the Improvements, collectively, the "Premises")./Assignor is the actual, record and beneficial owner of the leasehold interest in the real property more particularly described in Schedule A attached hereto and by this reference made a part hereof (the
   ----------
"Property"), together with the improvements located thereon (the "Improvements"; the Property and the Improvements, collectively, the "Premises") pursuant to that certain lease dated __________, 199__ (the "Lease") between ___________, as landlord, and Assignor, as tenant.]

     B. Assignee has agreed to make a loan to Assignor in the maximum principal amount of $_________ (the "Loan") to, among other things, finance Assignor's acquisition of the Premises.

     C. The Loan will be evidenced by the Note and secured by, among other things, the Mortgage.

     D.   Assignee is the owner and holder of the Note and the Mortgage.

     E.   Assignor will derive  substantial benefit from the Loan.

     F. Assignor may, from time to time, enter into written agreements relating to or pertaining to services to the Premises or the management, operation, sale, leasing, construction or renovation of the Premises (hereinafter, the aforesaid agreements are collectively referred to as the "Agreements").

     G. To induce Assignee to make the Loan to Assignor, and as a precondition thereof, Assignee requires that Assignor assign to Assignee all of its right, title and interest in and to the Agreements as additional security for the Note and the Mortgage on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, Assignor agrees as follows:

     1. For the purpose set forth below and subject to the terms of this Assignment, Assignor hereby assigns and transfers to Assignee, to the extent the same are assignable, all of Assignor's rights, privileges, and interests under, in and to (i) the Agreements, (ii) any existing or future licenses, operating agreements or certificates Assignor may enter into with or receive from any Governmental Authority (the "Licenses"), and (iii) any existing or future permits, approvals or agreements Assignor may enter into with or receive from any Governmental Authority (the "Permits"). Assignor agrees that it will timely perform all of its obligations with respect to the Licenses and Permits and that it will use its best efforts to keep the Licenses and Permits in full force and effect to the extent such Licenses and Permits are required in connection with the ownership, use, operation or occupancy of the Premises.

     2. This Assignment is given for the purpose of further securing the performance by Assignor of all of its obligations to Assignee under the Note, the Mortgage and the other Loan Documents, and accordingly, upon the payment in full of all indebtedness evidenced by the Note, and satisfaction of all of Assignor's other obligations to Assignee under the Note, the Mortgage and the other Loan Documents, this Assignment shall automatically become null and void; provided, however, that Assignee shall execute and deliver to Assignor such documents as may be reasonably requested by Assignor to evidence such termination.

     3. Prior to the earlier to occur of: (i) performance in full of the Agreements by Assignor or (ii) Assignee's acquisition of title to the Premises, by foreclosure or otherwise, Assignor agrees that it will timely perform all of its obligations under the Agreements in accordance with the terms of the Agreements unless Assignor shall then be contesting the same in good faith and by appropriate proceedings.

     4. For the purposes and subject to the terms set forth herein, this Assignment is an absolute, unconditional and presently effective assignment from Assignor to Assignee of all of Assignor's rights under, in and to the Agreements, the Licenses and the Permits. Notwithstanding the foregoing, prior to any Event of Default by Assignor under the Note, the Mortgage or any other Loan Document, Assignor shall, subject to the terms and conditions of this Assignment, have the right to use, employ and enforce its rights under the Agreements, the Licenses and the Permits.

     5. Upon the occurrence and during the continuance of any Event of Default by Assignor under the Note, the Mortgage or any other Loan Document, Assignee shall be entitled to exercise all or any of its remedies under the Note, the Mortgage or under this Assignment, or as may otherwise be available to Assignee at law or in equity, in such order as Assignee may elect.

     6. Notwithstanding any legal presumption to the contrary, it is not the intent that Assignee shall be obligated by reason of acceptance of this Assignment to perform any obligation of Assignor under the Agreements, the Licenses or the Permits, and Assignor hereby agrees to indemnify Assignee and save it harmless from and against any loss, liability or damage in connection with any claim arising out of the said Agreements, the Licenses, the Permits or this Assignment which arise or accrue during the period of Assignor's ownership of the Premises and prior to the time, if any, that Assignee becomes a mortgagee-in-possession, except for Assignee's gross negligence or willful misconduct. However, Assignee may, at its option, and without releasing Assignor from any obligation hereunder, discharge any obligation which Assignor fails to discharge within any applicable cure period under said Agreements, Licenses or Permits, including, without limitation, defending any legal action unless Assignor shall then be contesting the same in good faith and by appropriate proceedings, and Assignor agrees to pay immediately upon demand all reasonable sums expended by Assignee in connection therewith, including reasonable counsel fees, together with interest thereon at the Default Rate (as defined in the Note), and the same shall be added to the indebtedness evidenced by the Note and secured by the Mortgage.

     7.   Assignor hereby represents and warrants to Assignee that:

          (a) Assignor has not executed any prior assignment of any of its rights under the Agreements, the Licenses or the Permits, except to Assignee pursuant to this Assignment.

          (b) The Agreements now existing are in full force and effect and unmodified, and there are no defaults, or events which with the giving of notice or passage of time, or both, would constitute a default under any Agreement except as heretofore disclosed to Assignee;

          (c) Assignor's interest in the Agreements is not subject to any claims, setoffs, encumbrances or deductions;

          (d) All covenants, conditions and agreements have been performed as required by the Agreements by all parties thereto, except those which are not due to be performed until after the date of this Assignment; and

          (e) The Licenses and Permits now existing are in full force and effect and have not been rescinded or terminated.

     8. This Assignment shall be binding upon Assignor and its successors and assigns, including any subsequent owner of the Premises and shall inure to the benefit of Assignee and its successors and assigns.

     9. All notices or demands hereunder shall be in accordance with the provisions of Section ___ of the Mortgage.

     10. This Assignment shall be construed, interpreted, and enforced according to the laws of the State of New York without regard to principles of conflict of laws.

     11. No term or condition of this Assignment may be waived, changed, terminated, or modified orally, by course of conduct or in any manner other than by an agreement in writing signed by the party against whom enforcement is sought.


     IN WITNESS WHEREOF, Assignor has duly executed this Assignment the day and year first above written.


                                  __________________________,
                                  a_________________________


                                  By:______________________________________
                                  Name:____________________________________
                                  Title:___________________________________

                                  SCHEDULE A
                                  ----------

                              [LEGAL DESCRIPTION]

                                EXHIBIT K-2(E)
                    FORM OF FRANCHISEE GUARANTEE OF PAYMENT
                                AND PERFORMANCE
                     ------------------------------------

                     GUARANTEE OF PAYMENT AND PERFORMANCE
                     ------------------------------------

     THIS GUARANTEE OF PAYMENT AND PERFORMANCE ("Guarantee") dated as of the ___
                                                 ---------
day of ______, 199_, made jointly and severally by _______________________ AND
____________________, (collectively, the "Guarantor") for the benefit of BANCO
                                          ---------
POPULAR DE PUERTO RICO, having offices at 7 West 51/st/ Street, New York, New York 10019 ("Lender"). All capitalized terms appearing herein and not defined
             ------
herein shall have the meanings set forth in the Mortgage, Security Agreement and Assignment of Leases and Rents, dated as of the date hereof (the "Mortgage"),
                                                                  --------
made by _____________________ ("Borrower") in favor of Lender.
                                --------

                                R E C I T A L S
                                - - - - - - - -



     A. [Borrower is the actual, record and beneficial owner of the real property more particularly described in Schedule A attached hereto and by this
                                        ----------
reference made a part hereof (the "Land"), together with the improvements
                                   ----
located thereon (the "Improvements"; the Land and the Improvements,
                      ------------
collectively, the "Premises")./Borrower is the actual, record and beneficial
                   --------
owner of the leasehold interest in the real property more particularly described in Schedule A attached hereto and by this reference made a part hereof (the
   ----------
"Property"), together with the improvements located thereon (the
 --------
"Improvements"; the Property and the Improvements, collectively, the "Premises")
 ------------                                                        --------
pursuant to that certain lease dated _________, 199_ (the "Lease") between
                                                           -----
 __________, as landlord, and Borrower, as tenant.]

     B. Borrower has requested that Lender make a loan to Borrower in the maximum principal amount of $_____________ (the "Loan") to, among other things,
                                                 ----
finance Borrower's acquisition of the Premises.

     C. The Loan will be evidenced by the Note and secured by, among other things, the Mortgage.

     D. The Guarantors are the sole [shareholders/partners/members of Borrower] [and own in the aggregate one hundred percent (100%) of the ownership interests in Borrower] and will benefit materially from the granting of the Loan by Lender to Borrower.

     E. To induce Lender to make the Loan and accept the Note and the Mortgage, each Guarantor has agreed to execute and deliver this Guarantee, which Guarantee is to be binding upon each Guarantor, and their respective heirs, personal representatives, successors and assigns.

     F. Lender has refused to make the Loan or accept the Note and the Mortgage unless this Guarantee is executed by each Guarantor and delivered to Lender.

     NOW, THEREFORE, in consideration of the Loan, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, each Guarantor, for [himself/herself], [his/her] heirs, personal representatives, successors and assigns, hereby covenants and agrees with Lender for the benefit of Lender, its indorsees, successors and assigns, as follows:

     1.   Guarantee.  Each Guarantor unconditionally and irrevocably guarantees
          ---------
to Lender (A) the prompt, absolute and unconditional payment of (i) the principal sum evidenced by the Note which may be outstanding from time to time,
(ii) interest on the outstanding principal sum evidenced by the Note, whether such interest accrues at the Applicable Interest Rate or at the Default Rate (as such terms are defined in the Note) and whether such interest accrues prior to or after the Maturity Date (as defined in the Note), (iii) late charges, prepayment fees and premiums, and interest accruing on the Note after any petition under the applicable federal bankruptcy laws, as the same shall become due and payable under the Note; and (iv) all fees, charges and expenses now or hereafter due to Lender under the Note, the Mortgages or any other Loan Document, including, without limitation, any and all costs and expenses incurred by Lender in connection with the collection and enforcement of the Note, the Mortgage or any other Loan Document, including, without limitation, all attorney's fees and expenses, investigative costs and all court costs, whether or not suit is filed thereon, or whether at maturity or by acceleration; and (B) the prompt and punctual performance of all covenants and agreements of Borrower under the Note, the Mortgage and the other Loan Documents; irrespective of the validity, regularity or enforceability of the Note or such obligations, or any instrument evidencing any of the obligations, or of any collateral therefor or of the existence of such collateral. All of the obligations guaranteed or undertaken by Guarantor in this Section 1 are hereinafter referred to as the "Obligations".
 -----------

     2.   Representations, Warranties and Covenants.  Each Guarantor hereby
          -----------------------------------------
represents, warrants and covenants each as to himself as follows:

          (a)  Each Guarantor is of legal age and under no legal disability.

          (b) This Guarantee has been duly executed and delivered by each Guarantor and constitutes the valid and binding obligations of each Guarantor and is enforceable against each Guarantor in accordance with its terms.

          (c) The consummation of the transactions contemplated hereby and the performance by Guarantor of his obligations under this Guarantee will not result in any breach of, give rise to a lien under, or constitute a default under, any mortgage, deed of trust, lease, bank loan or credit agreement, partnership agreement, corporate charter, by-laws or other agreement or instrument to which any Guarantor is a party or by which he may be bound or affected.

          (d) Each Guarantor will promptly comply with all conditions of this Guarantee. Each Guarantor will promptly (upon transmittal or receipt) deliver to Lender copies of all notices and correspondence with respect to: (i) this Guarantee, (ii) any material adverse change in the financial condition of any Guarantor, (iii) Lender's security and (iv) any violation or potential violation of any approval, authorization, or permit issued in regard to the Premises. Each Guarantor will promptly and fully respond to any inquiry of Lender made with respect to any of the matters described in the preceding sentence and will permit Lender, upon Lender's written request, to participate in any inquiry, hearing or meeting with regard to any of the foregoing.

          (e) Each Guarantor agrees to pay on written demand all expenses (including reasonable legal services of every kind and cost of any insurance, any payment of taxes or other charges) of, or incidental to, or in any way relating to the enforcement or protection of the rights of Lender hereunder.

          (f) Each Guarantor hereby acknowledges receipt and approval of the Note, the Mortgage and the other Loan Documents.

          (g) Each Guarantor is deriving or expects to derive a financial or other advantage from each and every Obligation incurred by Borrower to Lender.

          (h) Each Guarantor shall provide to Lender (i) within thirty (30) days after the end of each calendar year, updated annual financial statements in form similar to that previously provided to Lender; (ii) copies of federal tax returns (together with any extension filed) within fifteen (15) days after filing of same but in no event later than April 30 of each year; and (iii) such other financial information relating to Guarantor as may be reasonably requested from time to time by Lender.

          (i) Each Guarantor shall promptly provide Lender with written notice of any pending or threatened litigation involving claims against any Guarantor or the commencement of any proceedings or investigations by any governmental or regulatory agency with respect to any Guarantor.

          (j) Each Guarantor shall not incur any indebtedness, nor guarantee any indebtedness (other than pursuant to this Guarantee), without the prior written consent of Lender.

          (k) Each Guarantor shall not transfer, sell or assign any real or personal property without the prior written consent of Lender, and any transfer, sale or assignment shall occur only in the ordinary course of such Guarantor's business.

          (l)  [Additional financial covenants].

     3.   Defaults.  The following shall constitute a default hereunder (each,
          --------
an "Event of Default"):
    ----------------

          (a) If any Guarantor shall fail to timely perform, or cause to be timely performed, any Obligation and such failure is not cured by Guarantor within ten (10) days of written notice of such failure;

          (b) If any Guarantor shall fail to comply with any of the covenants made by it in this Guarantee, or if at any time any representation or warranty made by any Guarantor to Lender in this Guarantee or in any certificate or statement delivered in connection herewith shall be false or misleading to an extent deemed by Lender, in its reasonable judgment, to be material and such failure is not cured by Guarantor within ten (10) days of written notice of such failure, provided that if such failure is not curable within such ten (10) day period, then Guarantor shall have such time as is reasonably required to cure same, provided (x) Guarantor promptly commences the cure within such ten (10) day period, (y) thereafter Guarantor diligently attempts to cure such default, and (z) Lender, in its reasonable judgment, determines that a cure may be effectuated during such additional period; or

          (c) If at any time any Guarantor shall revoke or attempt to revoke, disavow, contest, commence any action or raise any defense against her obligations hereunder.

     4.   Lien on Personal Property.  To secure the liabilities of Guarantor
          -------------------------
under this Guarantee, each Guarantor hereby grants to Lender a security interest in and a lien upon any personal property of each Guarantor or in which any Guarantor may have an interest, which is now or may at any time hereafter come into the lawful possession or control of Lender, or of any third party acting on behalf of Lender, whether for the express purpose of being used by Lender for collateral security or for safekeeping or for any other or different purpose, including such personal property as may be in transit by mail or carrier for any purpose or covered or affected by any documents in Lender's possession or control, or in the possession or control of any third party acting on its behalf (such property and interests in property, referred to collectively as the "Collateral").
 ----------

     5.   Remedies.  Upon the occurrence of a default hereunder, in addition to
          --------
any other remedy provided for under this Guarantee or at law or in equity, each Guarantor hereby authorizes Lender, in Lender's sole discretion, at any time:

          (a) To appropriate and apply upon any of the liabilities of Guarantor hereunder any of the Collateral;

          (b) At any time, or from time to time, without notice to Guarantor or to any other person, any such notice being hereby expressly waived, immediately to set off and appropriate and apply any and all deposits (general or special) at any time held by or owing to Lender, if any, which are given to secure the obligations and liabilities of Guarantor hereunder to or for the credit or the account of Guarantor against and on account of the obligations and liabilities of Guarantor hereunder;

          (c) To foreclose nonjudicially or judicially against any real or personal property security it holds for the Obligations or any part thereof, or exercise any other remedy against Guarantor or any security; and

          (d) To exercise all other rights and remedies of a secured party under the Uniform Commercial Code as in effect in New York and [jurisdiction in which Premises is located], and, without limiting the generality of the foregoing, Lender may immediately, without demand of performance and without advertisement, all of which are hereby expressly waived, and upon ten (10) days' prior written notice to Guarantor, sell at public or private sale, grant options to purchase or otherwise realize upon in the State of New York or the State of [jurisdiction in which Premises is located], the whole or from time to time any part of the Collateral upon which Lender shall have a security interest and lien as aforesaid, and after deducting from the proceeds of sale or other disposition of the Collateral all expenses (including all reasonable expenses for legal services of every kind and other expenses as set forth below) shall apply the residue of such proceeds toward the payment of any of the liabilities of Guarantor hereunder in such order as Lender shall elect, Guarantor remaining liable for any deficiency remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given, each Guarantor hereby agrees that a notice sent in accordance with this Guarantee at least ten
(10) calendar days before the time of any intended public sale or of the time after which any private sale or other disposition of the said collateral is to be made, shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, Lender may itself purchase the whole or any part of the Collateral sold, free from any right of redemption on the part of any Guarantor, which right is hereby waived and released.

     6.   Waiver of Election of Remedies.  Each Guarantor waives any right to
          ------------------------------
require or compel Lender to (a) proceed against or exhaust any security for the Obligations; or (b) pursue any other remedy in Lender's power whatsoever; and failure of Lender to do any of the foregoing shall not exonerate, release or discharge any Guarantor from his absolute, unconditional and independent liabilities to Lender hereunder. Each Guarantor hereby waives any and all legal requirements that Lender shall institute any action or proceedings at law or in equity in respect of the Loan or any other Loan Document or resort to or seek to realize upon the security held by Lender, as a condition precedent to bringing an action against Guarantor upon this Guarantee.

     7.   Right of Separate Actions.  Lender may bring and prosecute a separate
          -------------------------
action against Guarantor to enforce its liabilities hereunder, whether or not any action is brought against any other person and whether or not any other person is joined in any such action or actions. Nothing shall prohibit Lender from exercising its rights against Guarantor, any security for the Obligations, and any other person simultaneously, jointly and/or severally.

     8.   Waiver of Rights of Subrogation.  Each Guarantor hereby irrevocably
          -------------------------------
waives any rights to be subrogated to the rights of Lender with respect to the Obligations. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.

     9.   Waiver of Notice, Consent, Etc.  (a)  This Guarantee shall be
          -------------------------------
construed as a continuing, absolute and unconditional guarantee of payment and performance.

          (a) Each Guarantor hereby waives notice of acceptance of this Guarantee by Lender and of presentment, demand, protest, notice of protest and of dishonor, notices of default (except as otherwise expressly provided herein) and all other notices relative to this Guarantee of every kind and description now or hereafter provided by any agreement between Borrower and Lender or any statute or rule of law.

          (b) Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations or of the reliance by Lender upon this Guarantee. Said Obligations, and each of them, shall conclusively be deemed to have been created, contracted, or incurred in reliance upon this Guarantee and all dealings between Borrower and Lender shall likewise be conclusively presumed to have been made or consummated in reliance upon this Guarantee.

          (c) Each Guarantor hereby agrees that the terms, covenants and provisions contained in the Note, the Mortgage or in any other Loan Document may be altered, extended, modified, waived, released or canceled by Lender, and each Guarantor agrees that this Guarantee and his liability hereunder shall be in no way affected, diminished or released by any such alteration, extension, modification, release, waiver or cancellation.

     10.  Waiver of Priority of Collateral.  Each Guarantor hereby agrees that,
          --------------------------------
in the event that any of his property is or may be hypothecated with other property of Borrower, as security for any obligations of Borrower under any other Loan Document, any right of Guarantor to have such other property of Borrower first applied to the discharge of such obligations is hereby irrevocably waived by each Guarantor. Each Guarantor hereby expressly recognizes that any of his property which is or may be hereafter hypothecated pursuant to the Mortgage is security for such obligations and is not security for this Guarantee.

     11.  No Discharge; Remedies Cumulative.  No Guarantor shall be discharged,
          ---------------------------------
released or exonerated, in any way, from his absolute, unconditional and independent liabilities hereunder, even though any rights or defenses which any Guarantor may have against Lender or others may be destroyed, diminished or otherwise affected by:

          (a) Any declaration by Lender of a default in respect of any of the Obligations;

          (b) The exercise by Lender of any rights or remedies against Borrower or any other person under any other Loan Document;

          (c) The failure of Lender to exercise any rights or remedies against Borrower or any other person under any other Loan Document;

          (d) The sale or enforcement of, or realization upon (through judicial foreclosure, power of sale or any other means) any security for any of the Obligations, even though (i) recourse may not thereafter be had against Borrower under any other Loan Document for any deficiency, or (ii) Lender fails to pursue any such recourse which might otherwise be available, whether by way of deficiency judgment following judicial foreclosure or otherwise; and

no such action by Lender will release or limit the liability of Guarantor to Lender. All rights and remedies of Lender hereunder or under any of the Loan Documents shall be cumulative and may be exercised singularly or concurrently against the party to whom enforcement is sought. The rights of Lender under this Guarantee are in addition to and not in diminution of the rights of Lender under any other Loan Document.

     12.  Continuing Guarantee.  Until all obligations of Borrower to Lender are
          --------------------
fulfilled to the satisfaction of Lender and each and every of the terms, covenants and conditions of this Guarantee are fully performed and Lender fully repaid, Guarantor shall not be released by any act or thing which might, but for this provision, be deemed a legal or equitable discharge of a surety, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of Lender or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted or circumstance which may or might vary the risk or affect the rights or remedies of Guarantor or by reason of any further dealings between Borrower and Lender, whether relating to the Loan or otherwise, and each Guarantor hereby expressly waives and surrenders any defenses to its liability hereunder based upon any of the foregoing acts, omissions, things or agreements or waivers of Lender; it being the purpose and intent of the parties hereto that the obligations of each Guarantor hereunder are absolute and unconditional under any and all circumstances.

     13.  Notices.  Any notice, demand, statement, request or consent made
          -------
hereunder shall be in writing to the other party hereto at its address set forth below or at such other address as such party may designate by notice to the other party hereto and shall be deemed given (i) on receipt, if mailed, by certified or registered U.S. mail, return receipt requested, postage prepaid;
(ii) on receipt, if delivered, fee prepaid, to a national overnight delivery service (such as Federal Express, Purolater Courier, U.P.S. Next Day Air); or
(iii) when delivered, if delivered by hand, as evidenced by a signed receipt:

          To Guarantor:

                _____________________
                _____________________
                _____________________

                      and

                ______________________
                ______________________
                ______________________

          With a courtesy copy to:

                ______________________
                ______________________
                ______________________

          To Lender:

                Banco Popular de Puerto Rico
                7 West 51/st/ Street
                New York, New York 10019
                Attention: Mr. Agustin Mas
                           Vice President

          With a courtesy copy to:

                 McConnell Valdes LLP
                 1301 Avenue of the Americas
                 New York, New York  10019
                 Attention:  Brian F. Doran, Esq.

A "Business Day" is any day other than a Saturday or Sunday, or a day on which
   ------------
banking and savings and loan institutions in the State of New York are authorized or obligated by law or executive order to remain closed. Refusal to accept delivery of any notice shall be deemed to be receipt of such notice.

     14.  Entire Agreement. This Guarantee represents the entire agreement
          ----------------
between Guarantor and Lender with respect to the matters referred to herein, and no waiver or modification hereof or thereof shall be effective unless in writing and signed by Lender and Guarantor.

     15.  GOVERNING LAW.  THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE
          -------------
PARTIES HEREUNDER SHALL BE CONSTRUED, ENFORCED, AND INTERPRETED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE IN AND PERFORMED IN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. UNLESS THE TEXT OTHERWISE REQUIRES, ALL TERMS USED HEREIN SHALL HAVE THE MEANING SPECIFIED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATES OF NEW YORK AND _____________ AT THE DATE HEREOF.

     16.  Successors and Assigns.  This Guarantee shall be binding upon each
          ----------------------
Guarantor and upon their respective heirs, personal representatives, successors and assigns and shall inure to the benefit of Lender and its indorsees, successors and assigns.

     17.  Joint and Several.  The representations, warranties, covenants and
          -----------------
other obligations of Guarantor hereunder are made and undertaken jointly and severally by each of the Guarantors.

     18.  Time of the Essence.  Time shall be of the essence with regard to the
          -------------------
performance by each Guarantor of his obligations under this Guarantee.

     19.  Waiver of Trial by Jury.  Lender and each Guarantor shall and hereby
          -----------------------
do waive trial by jury in any action, proceeding or counterclaim brought by any of the parties hereto against the other on any matters arising out of or in any way connected to the Loan, this Guarantee or any of the other Loan Documents.

     20.  Counterparts.  This Guarantee may be executed in several counterparts,
          ------------
each of which shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, this Guarantee has been executed by the undersigned as of the date first above written.


                                                 _______________________________


                                                 _______________________________

                                EXHIBIT K-2(F)

             FORM OF FRANCHISEE ENVIRONMENTAL INDEMNITY AGREEMENT
              ----------------------------------------------------


                       ENVIRONMENTAL INDEMNITY AGREEMENT
                       ---------------------------------

     THIS ENVIRONMENTAL INDEMNITY AGREEMENT ("Agreement") dated as of the __ day of ________, 199__, made by ____________________________, a
_____________________ having an office at ______________________________________
(the "Borrower") and ________________, an individual having an address at ______________ (the "Individual Indemnitor"; Borrower and the Individual Indemnitor(s) are sometime hereinafter collectively referred to as the "Indemnitor"), for the benefit of BANCO POPULAR DE PUERTO RICO, having offices at 7 West 51/st/ Street, New York, New York 10019 ("Lender"). All capitalized terms appearing herein and not defined herein shall have the meanings set forth in the Mortgage, Security Agreement and Assignment of Leases and Rents, dated as of the date hereof, made by Borrower in favor of Lender (the "Mortgage").

                                R E C I T A L S
                                - - - - - - - -

     A. [Borrower is the actual, record and beneficial owner of the real property more particularly described in Schedule A attached hereto and by this
                                        ----------
reference made a part hereof (the "Land"), together with the improvements located thereon (the "Improvements"; the Land and the Improvements, collectively, the "Premises")./Borrower is the actual, record and beneficial owner of the leasehold interest in the real property more particularly described in Schedule A attached hereto and by this reference made a part hereof (the
   ----------
"Property"), together with the improvements located thereon (the "Improvements"; the Property and the Improvements, collectively, the "Premises") pursuant to that certain lease dated _________, 199__ (the "Lease") between __________, as landlord, and Borrower, as tenant.]

     B. Lender has agreed to make a loan to Borrower in the maximum principal amount of $_________ ( the "Loan") to, among other things, finance Borrower's acquisition of the Premises.

     C. The Loan will be evidenced by the Note and secured by, among other things, the Mortgage.

     D. The Individual Indemnitor(s) is/are the sole [shareholder(s)/ partner(s)/member(s)] of Borrower [and own in the aggregate one hundred percent (100%) of the ownership interests in Borrower] and each Indemnitor will benefit materially from the granting of the Loan by Lender to Borrower.

     E. To induce Lender to make the Loan and to accept the Note and Mortgage, each Indemnitor has agreed to execute and deliver this Agreement, which Agreement is to be executed by each Indemnitor and to be binding upon each Indemnitor and its respective heirs, personal representatives, successors and assigns.

     F. Lender has refused to make the Loan or accept the Note and Mortgage unless this Agreement is executed by each Indemnitor and delivered to Lender.

     NOW, THEREFORE, in consideration of the Loan, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, each Indemnitor, for itself or himself/herself, and its respective heirs, personal representatives, successors and assigns, hereby covenants and agrees with Lender for the benefit of Lender, its indorsees, successors and assigns, as follows:

          1.   Guarantee.  Each Indemnitor unconditionally guarantees to Lender
               ---------
(i) the prompt payment, when due, of all "Claims and Costs" (as defined in paragraph 2(a) of this Agreement) and (ii) the timely performance of all of the obligations of Indemnitor under this Agreement. All of the obligations guaranteed or undertaken by each Indemnitor in clauses (i) and (ii) of this paragraph 1 are hereinafter collectively referred to as the "Obligations".

          2.   Indemnity.  (a) Each Indemnitor unconditionally agrees to
               ---------
indemnify and hold harmless Lender, its directors, officers, employees, agents, counsel, successors and assigns from and against any and all losses, claims, damages, penalties, liabilities, costs and expenses (including reasonable attorneys' fees and court costs), fines, injuries, penalties, response costs (including the cost of any required or necessary investigation, testing, monitoring, repair, cleanup, detoxification, preparation of any closure or other required plans, or other removal, response or remedial action at or relating to the Premises) (collectively, the "Claims and Costs"), with respect to, as a direct or indirect result of, or arising out of any of the following: (i) any law, ordinance or regulation, lawsuit (brought or threatened), settlement, agreement, consent order or judgment, injunction, restraining order, or requirement of any insurer of the Premises or any portion thereof, relating to the generation, presence, management, disposal, release (or threatened release), escape, seepage, leakage or clean-up of any Hazardous Materials (as hereinafter defined) at, on, in, from or under all or a portion of the Premises or any other real property owned by Borrower in violation of any applicable Environmental Law (as hereinafter defined); (ii) the migration of Hazardous Materials from the Premises to any other property or onto the Premises from any property or area adjacent to the Premises or any other real property owned by Borrower in violation of any applicable Environmental Law; (iii) the past treatment, disposal or storage of Hazardous Materials or the transportation of Hazardous Materials onto or from the Premises or any other real property owned by Indemnitor in violation of any applicable Environmental Law; or (iv) the incorporation, whether prior or future, of any Hazardous Materials into the Premises in violation of any applicable Environmental Law, except to the extent that any of the foregoing are caused by Lender or Lender's designee after Lender or Lender's designee has taken possession of or acquired title to the Premises by foreclosure or other means.

     (b) For the purpose of this Agreement, the term "Hazardous Materials" shall include, but not be limited to, (i) any substances defined as "hazardous substances," "pollutants,"

"contaminants," "hazardous materials," "hazardous wastes," or "hazardous or toxic substances" or related materials as now or hereafter defined in any applicable federal, state or local law, regulation, ordinance or directive (collectively, "Environmental Laws"), including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C.
(S) 9601, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. (S)
          ------
1801, et seq.; the Toxic Substances Control Act, 15 U.S.C. (S) 2601, et seq.;
      ------                                                         ------
the Resource Conservation and Recovery Act, as amended, 42 U.S.C. (S) 9601, et
                                                                            --
seq.; the Clean Water Act, 33 U.S.C. (S) 1251 et seq.; the Clean Air Act, 42
---                                           ------
U.S.C. (S) 7412 et seq.; [local environmental laws to be added]; as any such
                ------
acts may be amended, modified or supplemented; (ii) those substances listed or otherwise identified in the regulations adopted and publications issued, as may be amended, modified or supplemented, pursuant to any of the above referenced statutes; (iii) lead-based or lead-containing paint; and (iv) any friable asbestos, airborne asbestos, or any substance or material containing asbestos. The term "Hazardous Materials" shall specifically not include the emission, discharge, generation, processing, storage or transportation of any hazardous substances or hazardous materials pursuant to, and in accordance with, a valid federal or state permit, license or order or otherwise in accordance with applicable Environmental Laws.

          3.   Required Action of Each Indemnitor. Each Indemnitor shall comply
               ----------------------------------
with any law, ordinance, regulation, settlement, agreement, consent order, decree, judgment, injunction or directive, affecting the Premises, or any requirement of any insurer of the Premises or any portion thereof, and shall timely perform, or cause to be performed, any investigation, testing, monitoring, repair, cleanup, detoxification, preparation of any closure or other required plans, or other removal, response or remedial action relating to (i) the presence, management, disposal, release or threatened release, escape, seepage or leakage of any Hazardous Materials at, on, in, from or under all or a portion of the Premises or any other real property owned by Borrower in violation of Environmental Laws; (ii) the migration of Hazardous Materials from the Premises to any other property, or onto the Premises from any property or area adjacent to the Premises or any other real property owned by Borrower in violation of Environmental Laws; (iii) the generation, transportation, storage or disposal of Hazardous Materials onto or from the Premises or any other real property owned by Borrower in violation of Environmental Laws; or (iv) the incorporation, whether prior or future, of any Hazardous Materials into the Premises in violation of Environmental Laws.

          4.   Representations, Warranties and Covenants. Each Indemnitor hereby
               -----------------------------------------
represents, warrants and covenants each as to himself/herself or itself as follows:

               (a) Indemnitor is a corporation duly organized and validly existing under the laws of ___________, is fully authorized to do business in the State of [jurisdiction where Premises is located], and has full power and authority to consummate the transactions contemplated hereby.

               (b) [Each of] the Individual Indemnitor[s] is of legal age and under no legal disability.

               (c) This Agreement has been duly executed and delivered by each Indemnitor and constitutes the valid and binding obligations of each Indemnitor and is enforceable against each Indemnitor in accordance with its terms.

               (d) The consummation of the transactions contemplated hereby and the performance by each Indemnitor of its obligations under this Agreement will not result in any breach of, give rise to a lien under, or constitute a default under, any mortgage, deed of trust, lease, bank loan or credit agreement, partnership agreement, corporate charter, by-laws or other agreement or instrument to which any Indemnitor is a party or by which it may be bound or affected.

               (e) Each Indemnitor will promptly comply with all conditions of this Agreement. Indemnitor will promptly (upon transmittal or receipt) deliver to Lender copies of all notices and correspondence with respect to: (i) this Agreement, (ii) any material adverse change in the financial condition of any Indemnitor, (iii) Lender's security and (iv) any violation or potential violation of any approval, authorization, or permit issued in regard to the Premises. Each Indemnitor will promptly and fully respond to any inquiry of Lender made with respect to any of the matters described in the preceding sentence and will permit Lender, upon Lender's written request, to participate in any inquiry, hearing or meeting with regard to any of the foregoing.

               (f) Each Indemnitor agrees to pay on written demand all expenses (including reasonable legal services of every kind and cost of any insurance, any payment of taxes or other charges) of, or incidental to, or in any way relating to the enforcement or protection of the rights of Lender hereunder.

               (g) Each Indemnitor is deriving or expects to derive a financial or other advantage from each and every Obligation incurred by Indemnitor to Lender.

               (h) Each Indemnitor acknowledges receipt and approval of the Note, the Mortgage and the other Loan Documents.

          5.   Defaults. The following shall constitute a default hereunder
               --------
(each, an "Event of Default"):

               (a) If any Indemnitor shall fail to timely perform, or cause to be timely performed, any Obligation and such failure is not cured by Indemnitor within ten (10) days of written notice of such failure, provided that if such failure is not curable within such ten (10) day period, then Indemnitor shall have such time as is reasonably required to cure same, provided (x) Indemnitor promptly commences the cure within such ten (10) day period, (y) thereafter Indemnitor diligently attempts to cure such default, and (z) Lender, in its reasonable judgment, determines that a cure may be effectuated during such additional period;

               (b) If any Indemnitor shall fail to comply with any of the covenants made by it in this Agreement, or if at any time any representation or warranty made by any

Indemnitor to Lender in this Agreement or in any certificate or statement delivered in connection herewith shall be false or misleading to an extent deemed by Lender, in its reasonable judgment, to be material and such failure is not cured by Indemnitor within ten (10) days of written notice of such failure, provided that if such failure is not curable within such ten (10) day period, then Indemnitor shall have such time as is reasonably required to cure same, provided (x) Indemnitor promptly commences the cure within such ten (10) day period, (y) thereafter Indemnitor diligently attempts to cure such default, and
(z) Lender, in its reasonable judgment, determines that a cure may be effectuated during such additional period; or

               (c) If at any time any Indemnitor shall revoke or attempt to revoke, disavow, contest, commence any action or raise any defense against its obligations hereunder .

          6.   Lien on Personal Property. To secure the liabilities of
               -------------------------
Indemnitor under this Agreement, each Indemnitor hereby grants to Lender a security interest in and a lien upon any personal property of Indemnitor or in which any Indemnitor may have an interest, which is now or may at any time hereafter come into the lawful possession or control of Lender, or of any third party acting on behalf of Lender, whether for the express purpose of being used by Lender for collateral security or for safekeeping or for any other or different purpose, including such personal property as may be in transit by mail or carrier for any purpose or covered or affected by any documents in Lender's possession or control, or in the possession or control of any third party acting on its behalf (such property and interests in property, referred to collectively as the "Collateral").

          7    Remedies. Upon the occurrence of a default hereunder, in addition
               --------
to any other remedy provided for under this Agreement or at law or in equity, each Indemnitor hereby authorizes Lender, in Lender's sole discretion, at any time:

               (a) To appropriate and apply upon any of the liabilities of Indemnitor hereunder any of the Collateral;

               (b) At any time, or from time to time, without notice to Indemnitor or to any other person, any such notice being hereby expressly waived, immediately to set off and appropriate and apply any and all deposits (general or special) at any time held by or owing to Lender, if any, which are given to secure the obligations and liabilities of Indemnitor hereunder to or for the credit or the account of Indemnitor against and on account of the obligations and liabilities of Indemnitor hereunder;

               (c) To foreclose nonjudicially or judicially against any real or personal property security it holds for the Obligations or any part thereof, or exercise any other remedy against Indemnitor or any security; and

               (d) To exercise all other rights and remedies of a secured party under the Uniform Commercial Code as in effect in New York and [jurisdiction where Premises is located] and, without limiting the generality of the foregoing, Lender may immediately, without demand of performance and without advertisement, all of which are hereby expressly waived, and upon ten (10) days' prior written notice to Indemnitor, sell at public or private sale, grant options to purchase or otherwise realize upon in the States of New York and ______________, the whole or from time to time any part of the Collateral upon which Lender shall have a security interest and lien as aforesaid, and after deducting from the proceeds of sale or other disposition of the Collateral all expenses (including all reasonable expenses for legal services of every kind and other expenses as set forth below) shall apply the residue of such proceeds toward the payment of any of the liabilities of Indemnitor hereunder in such order as Lender shall elect, each Indemnitor remaining liable for any deficiency remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given, each Indemnitor hereby agrees that a notice sent in accordance with this Agreement at least ten (10) calendar days before the time of any intended public sale or of the time after which any private sale or other disposition of the said collateral is to be made, shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, Lender may itself purchase the whole or any part of the Collateral sold, free from any right of redemption on the part of any Indemnitor, which right is hereby waived and released.

     8.   Equitable Relief; Specific Performance.  Each Indemnitor acknowledges
          --------------------------------------
and agrees that it may be impossible to measure accurately the damages to Lender resulting from a breach of Indemnitor's covenant to satisfy the Obligations and that such a breach will cause irreparable injury to Lender and that Lender may not have an adequate remedy at law in respect of such breach and, as a consequence, agrees that such covenant shall be specifically enforceable against each Indemnitor and hereby waives and agrees not to assert any defense against an action for specific performance of such covenant. This clause shall not prejudice Lender's rights to assert any and all claims for damages incurred as a result of Indemnitor's default hereunder, and Lender may, before, during, or after any foreclosure of the Mortgage, hold each Indemnitor jointly and severally liable for any deficiency arising from Indemnitor's default hereunder and for all losses and damages sustained and expenses incurred by reason of Indemnitor failing to satisfy the Obligations.

     9.   Waiver of Election of Remedies.  Each Indemnitor waives any right to
          ------------------------------
require or compel Lender to (a) proceed against or exhaust any security for the Obligations; or (b) pursue any other remedy in Lender's power whatsoever; and failure of Lender to do any of the foregoing shall not exonerate, release or discharge any Indemnitor from its absolute, unconditional and independent liabilities to Lender hereunder. Each Indemnitor hereby waives any and all legal requirements that Lender shall institute any action or proceedings at law or in equity in respect of the Loan or any other Loan Document or resort to or seek to realize upon the security held by Lender, as a condition precedent to bringing an action against Indemnitor upon this Agreement.

     10.  Right of Separate Actions.  Each Lender may bring and prosecute a
          -------------------------
separate action against Indemnitor to enforce its liabilities hereunder, whether or not any action is brought against any other person and whether or not any other person is joined in any such action or actions. Nothing shall prohibit Lender from exercising its rights against Indemnitor, any security for the Obligations, and any other person simultaneously, jointly and/or severally.

     11.  Waiver of Rights of Subrogation.  Each Indemnitor hereby irrevocably
          -------------------------------
waives any rights to be subrogated to the rights of Lender with respect to the Obligations. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.

     12.  Waiver of Notice, Consent, Etc.  (a)  This Agreement shall be
          -------------------------------
construed as a continuing, absolute and unconditional indemnity.

          (b) Each Indemnitor hereby waives notice of acceptance of this Agreement by Lender and of presentment, demand, protest, notice of protest and of dishonor, notices of default (except as otherwise expressly provided herein) and all other notices relative to this Agreement of every kind and description now or hereafter provided by any other agreement between Indemnitor and Lender or any statute or rule of law.

          (c) Each Indemnitor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations or of the reliance by Lender upon this Agreement. Said Obligations, and each of them, shall conclusively be deemed to have been created, contracted, or incurred in reliance upon this Agreement and all dealings between Borrower and Lender shall likewise be conclusively presumed to have been made or consummated in reliance upon this Agreement.

          (d) Each Indemnitor hereby agrees that the terms, covenants and provisions contained in the Note, the Mortgage or in any other Loan Document may be altered, extended, modified, waived, released or canceled by Lender, and each Indemnitor agrees that this Agreement and its liability hereunder shall be in no way affected, diminished or released by any such alteration, extension, modification, release, waiver or cancellation.

     13.  Waiver of Priority of Collateral.  Each Indemnitor hereby agrees that,
          --------------------------------
in the event that any of its property is or may be hypothecated with other property of Borrower, as security for any obligations of Borrower under any other Loan Document, any right of Indemnitor to have such other property first applied to the discharge of such obligations is hereby irrevocably waived by each Indemnitor. Each Indemnitor hereby expressly recognizes that any of its property which is or may be hereafter hypothecated pursuant to the Mortgage is security for such obligations and is not security for this Agreement.

     14.  No Discharge; Remedies Cumulative.  No Indemnitor shall be discharged,
          ---------------------------------
released or exonerated, in any way, from its absolute, unconditional and independent liabilities hereunder, even though any rights or defenses which any Indemnitor may have against Lender or others may be destroyed, diminished or otherwise affected by:

          (a) Any declaration by Lender of a default in respect of any of the Obligations;

          (b) The exercise by Lender of any rights or remedies against Borrower or any other person under any other Loan Document;

          (c) The failure of Lender to exercise any rights or remedies against Borrower or any other person under any other Loan Document;

          (d) The sale or enforcement of, or realization upon (through judicial foreclosure, power of sale or any other means) any security for any of the Obligations, even though (i) recourse may not thereafter be had against Borrower under any other Loan Document for any deficiency, or (ii) Lender fails to pursue any such recourse which might otherwise be available, whether by way of deficiency judgment following judicial foreclosure or otherwise; and

no such action by Lender will release or limit the liability of each Indemnitor to Lender. All rights and remedies of Lender hereunder or under any of the Loan Documents shall be cumulative and may be exercised singularly or concurrently against the party to whom enforcement is sought. The rights of Lender under this Agreement are in addition to and not in diminution of the rights of Lender under any other Loan Document.

     15.  Survival.  Each and every of the terms, covenants and conditions of
          --------
this Agreement shall survive the repayment of Borrower's obligations under the Loan Documents, and no Indemnitor shall be released by any act or thing which might, but for this provision, be deemed a legal or equitable discharge of a surety, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of Lender or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted or circumstance which may or might vary the risk or affect the rights or remedies of Indemnitor or by reason of any further dealings between Borrower and Lender, whether relating to the Loan or otherwise, and each Indemnitor hereby expressly waives and surrenders any defenses to its liability hereunder based upon any of the foregoing acts, omissions, things or agreements or waivers of Lender; it being the purpose and intent of the parties hereto that the obligations of Indemnitor hereunder shall survive the repayment of Borrower's obligations under the Loan Documents and are absolute and unconditional under any and all circumstances.

     16.  Notices.  Any notice, demand, statement, request or consent made
          -------
hereunder shall be in writing to the other party hereto at its address set forth below or at such other address as such party may designate by notice to the other party hereto and shall be deemed given (i) on receipt, if mailed, by certified or registered U.S. mail, return receipt requested, postage prepaid;
(ii) on receipt, if delivered, fee prepaid, to a national overnight delivery service (such as Federal Express, Purolater Courier, U.P.S. Next Day Air); or
(iii) when delivered, if delivered by hand, as evidenced by a signed receipt:

          To Indemnitor:

               ___________________________
               ___________________________
               _________________________
               _________________________
               Attention:_________________

                    and

               __________________________
               __________________________
               __________________________
               Attention:__________________

          With a courtesy copy to:

               ___________________________
               ___________________________
               ___________________________
               ___________________________
               Attention: __________________

          To Lender:

               Banco Popular de Puerto Rico
               7 West 51/st/ Street
               New York, New York 10019
               Attention:  Mr. Agustin Mas
                           Vice President

          With a courtesy copy to:

               McConnell Valdes LLP
               1301 Avenue of the Americas
               New York, New York  10019
               Attention:  Brian F. Doran, Esq.

A "Business Day" is any day other than a Saturday or Sunday, or a day on which
   ------------
banking and savings and loan institutions in the State of New York are authorized or obligated by law or executive order to remain closed. Refusal to accept delivery of any notice shall be deemed to be receipt of such notice.

     17.  Entire Agreement.  This Agreement represents the entire agreement
          ----------------
between Indemnitor and Lender with respect to the matters referred to herein, and no waiver or modification hereof or thereof shall be effective unless in writing and signed by Lender and Indemnitor.

     18.  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE
          -------------
PARTIES HEREUNDER SHALL BE CONSTRUED, ENFORCED, AND INTERPRETED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE IN AND PERFORMED IN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. UNLESS THE TEXT OTHERWISE REQUIRES, ALL TERMS USED HEREIN SHALL HAVE THE MEANING SPECIFIED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATES OF NEW YORK AND __________ AT THE DATE HEREOF.

     19.  Successors and Assigns.  This Agreement shall be binding upon each
          ----------------------
Indemnitor and upon their respective heirs, personal representatives, successors and assigns and shall inure to the benefit of Lender and its indorsees, successors and assigns.

     20.  Joint and Several.  The representations, warranties, covenants and
          -----------------
other obligations of Indemnitor hereunder are made and undertaken jointly and severally by each of the Indemnitors.

     21.  Time of the Essence.  Time shall be of the essence with regard to the
          -------------------
performance by each Indemnitor of its obligations under this Agreement.

     22.  Waiver of Trial by Jury.  Lender and each Indemnitor shall and hereby
          -----------------------
do waive trial by jury in any action, proceeding or counterclaim brought by any of the parties hereto against the other on any matters arising out of or in any way connected to the Loan, this Agreement or any of the other Loan Documents.

     23.  Counterparts.  This Agreement may be executed in several counterparts,
          ------------
each of which shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been executed by the undersigned as of the date first above written.

                                    ________________________________,
                                    a ______________________________

                                    By:_____________________________
                                    Name:__________________________
                                    Title:___________________________

                                    ________________________________
                                    ________________________________

                                  SCHEDULE A

                               LEGAL DESCRIPTION

                                  SCHEDULE 1
                                  ----------

                           EXISTING CREDIT FACILITY
                           ------------------------
                              FINANCIAL COVENANTS
                              -------------------

Note:     Capitalized terms appearing herein shall have the meanings ascribed to
----
          such terms in the Appendix of Defined Terms annexed hereto. To the extent not so defined in the Appendix, capitalized terms shall have the meanings ascribed in Section 1.1 of the Agreement.

A.        MINIMUM CASH INTEREST COVERAGE.  Borrower shall not permit the ratio
          ------------------------------
          (the "CASH INTEREST COVERAGE RATIO") of (i) Consolidated EBITDA to
                 ----------------------------
          (ii) Consolidated Cash Interest Expense for any four-fiscal quarter period ending as of the dates set forth below to be less than the correlative ratio indicated:

                    ======================================
                       FISCAL                  MINIMUM
                       QUARTER              CASH INTEREST
                       ENDING                 COVERAGE
                                                RATIO
                    --------------------------------------
                    --------------------------------------
                      09/07/97                2.25:1.00
                    --------------------------------------
                      12/28/97                2.25:1.00
                    --------------------------------------
                      03/22/98                2.25:1.00
                    --------------------------------------
                      06/14/98                2.25:1.00
                    --------------------------------------
                      09/06/98                2.25:1.00
                    --------------------------------------
                      12/27/98                2.25:1.00
                    --------------------------------------
                      03/21/99                2.50:1.00
                    --------------------------------------
                      06/13/99                2.50:1.00
                    --------------------------------------
                      09/05/99                2.50:1.00
                    --------------------------------------
                      12/26/99                2.50:1.00
                    --------------------------------------
                      03/19/00                2.75:1.00
                    --------------------------------------
                      06/11/00                2.75:1.00
                    --------------------------------------
                      09/03/00                2.75:1.00
                    --------------------------------------
                      12/31/00                2.75:1.00
                    --------------------------------------
                      03/25/01                3.00:1.00
                    --------------------------------------
                      06/17/01                3.00:1.00
                    --------------------------------------
                      09/09/01                3.00:1.00
                    --------------------------------------

                    --------------------------------------
                      12/30/01                3.00:1.00
                    --------------------------------------
                      03/24/02                3.00:1.00
                    --------------------------------------
                      06/16/02                3.00:1.00
                    --------------------------------------

B. MAXIMUM LEVERAGE RATIO. Borrower shall not permit the ratio (the "(LEVERAGE RATIO") of (i) Consolidated Total Debt as of the dates set
       --------------
     forth below to (ii) Consolidated EBITDA for the four-fiscal quarter period ending on such date to exceed the correlative ratio indicated:

                       ======================================
                          FISCAL                  MINIMUM
                          QUARTER                 LEVERAGE
                          ENDING                   RATIO
                       --------------------------------------
                       --------------------------------------
                         09/07/97                4.00:1.00
                       --------------------------------------
                         12/28/97                4.00:1.00
                       --------------------------------------
                         03/22/98                4.00:1.00
                       --------------------------------------
                         06/14/98                4.00:1.00
                       --------------------------------------
                         09/06/98                4.00:1.00
                       --------------------------------------
                         12/27/98                4.00:1.00
                       --------------------------------------
                         03/21/99                3.75:1.00
                       --------------------------------------
                         06/13/99                3.75:1.00
                       --------------------------------------
                         09/05/99                3.75:1.00
                       --------------------------------------
                         12/26/99                3.75:1.00
                       --------------------------------------
                         03/19/00                3.75:1.00
                       --------------------------------------
                         06/11/00                3.75:1.00
                       --------------------------------------
                         09/03/00                3.75:1.00
                       --------------------------------------
                         12/31/00                3.75:1.00
                       --------------------------------------
                         03/25/01                3.50:1.00
                       --------------------------------------
                         06/17/01                3.50:1.00
                       --------------------------------------
                         09/09/01                3.50:1.00
                       --------------------------------------
                         12/30/01                3.50:1.00
                       --------------------------------------
                         03/24/02                3.50:1.00
                       --------------------------------------
                         06/16/02                3.50:1.00
                       ======================================

C. MINIMUM FIXED CHARGE COVERAGE RATIO. Borrower shall not permit the ratio (the ("FIXED CHARGE COVERAGE RATIO") of (i) Consolidated EBITDA to (ii)
            ---------------------------
     Consolidated Fixed Charges for any four-fiscal quarter period ending on the dates set forth below to be less than the correlative ratio indicated:

                       ======================================
                          FISCAL                  MINIMUM
                          QUARTER               FIXED CHARGE
                          ENDING                 COVERAGE
                       --------------------------------------
                       --------------------------------------
                         09/07/97                1.20:1.00
                       --------------------------------------
                         12/28/97                1.20:1.00
                       --------------------------------------
                         03/22/98                1.25:1.00
                       --------------------------------------
                         06/14/98                1.25:1.00
                       --------------------------------------
                         09/06/98                1.25:1.00
                       --------------------------------------
                         12/27/98                1.25:1.00
                       --------------------------------------
                         03/21/99                1.30:1.00
                       --------------------------------------
                         06/13/99                1.30:1.00
                       --------------------------------------
                         09/05/99                1.30:1.00
                       --------------------------------------
                         12/26/99                1.30:1.00
                       --------------------------------------
                         03/19/00                1.35:1.00
                       --------------------------------------
                         06/11/00                1.35:1.00
                       --------------------------------------
                         09/03/00                1.35:1.00
                       --------------------------------------
                         12/31/00                1.35:1.00
                       --------------------------------------
                         03/25/01                1.40:1.00
                       --------------------------------------
                         06/17/01                1.40:1.00
                       --------------------------------------
                         09/09/01                1.40:1.00
                       --------------------------------------
                         12/30/01                1.40:1.00
                       --------------------------------------
                         03/24/02                1.40:1.00
                       --------------------------------------
                         06/16/02                1.40:1.00
                       ======================================

D.   CAPITAL EXPENDITURES.

     1. CONSOLIDATED CAPITAL EXPENDITURES. Except as set forth in subparagraph 2 of this Paragraph D, Borrower shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any fiscal year or period indicated below, in an aggregate amount in excess of the corresponding amount (the ("MAXIMUM CONSOLIDATED CAPITAL EXPENDITURES
                                      -----------------------------------------
          AMOUNT") set forth in the chart below opposite such fiscal year or
          ------
          period; provided that with respect to the Maximum Consolidated Capital
                  --------
          Expenditure Amount for any fiscal year or period, at Borrower=s option such amount may be increased (a) by a portion (not to exceed 20%) of the Maximum Consolidated Capital Expenditure amount for the immediately preceding fiscal year which was not utilized during such preceding fiscal year, and (b) by a portion (not to exceed 15%) of the amount of Maximum Consolidated Capital Expenditure Amount for the immediately succeeding year (which, to the extent of such increase shall reduce the amount of the Maximum Consolidated Capital Expenditure Amount for such succeeding year), provided that in no
                                                        --------
          event shall the aggregate amount of the increases to the Maximum Consolidated Capital Expenditure Amount pursuant to the foregoing clauses (a) and (b) in any fiscal year or period exceed $10,000,000; provided further that the Maximum Consolidated Capital Expenditure
          -------- -------
          Amount for each fiscal year set forth below shall be increased by the amount of Consolidated Excess Cash flow for the immediately preceding fiscal year not required to be used to prepay Loans pursuant to subsection 2.4B(iii)(f) of the Existing Credit Facility Loan Agreement.

         ==============================================
                              MAXIMUM CONSOLIDATED
               FISCAL         CAPITAL EXPENDITURES
             YEAR/PERIOD             AMOUNT
         ----------------------------------------------
          5/21/97 to end
          of 1997 fiscal year     $40,000,000
         ----------------------------------------------
          1998                    $35,000,000
         ----------------------------------------------
          1999                    $35,000,000
         ----------------------------------------------
          2000                    $35,000,000
         ----------------------------------------------
          2001                    $35,000,000
         ----------------------------------------------
          2002                    $35,000,000
         ----------------------------------------------

; provided that each of the Maximum Consolidated Capital Expenditure Amounts
  --------
provided for above shall be increased by an aggregate amount equal to 15% of the purchase price paid by Company in connection with any Permitted Acquisition; provided further that such aggregate amount shall be allocated pro rata among
-------- -------
the remaining periods set forth above after the consummation of the Permitted Acquisition.

2. In addition to the foregoing, Borrower may make Consolidated Capital Expenditures (i) in connection with Permitted Acquisitions, (ii) with the proceeds of Specified Asset Sales and (iii) committed to be made prior to May 21, 1997 but made after May 21, 1997, and such Consolidated Capital Expenditures made pursuant to this Paragraph (D)(2) shall not be included for the purposes of calculating the Maximum Consolidated Capital Expenditures set forth in Paragraph (D)(1).

E.   SALES AND LEASE-BACKS.  Borrower shall not, and shall not permit any of its
     ---------------------
     Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which Borrower or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than Borrower or any of its Subsidiaries) or
     (ii) which Borrower or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by Borrower or any of its Subsidiaries to any Person (other than Borrower or any of its Subsidiaries) in connection with such lease; provided that the foregoing shall not apply with respect to
                 --------
     (i) any sale leaseback transaction consummated prior to May 21, 1997 and
     (ii)any property acquired after May 21, 1997; provided that (y) the sale
                                                   --------
     of such property constitutes a Specified Asset Sale and (z) the aggregate sale price paid to Borrower with respect to all sales or transfers of such property shall not exceed $15,000,000.

 F.  SALE OR DISCOUNT OF RECEIVABLES.  Borrower shall not, and shall not permit
     -------------------------------
     any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable.

G.   DISPOSAL OF SUBSIDIARY STOCK.  Except for any sale of any Regulatory Shares
     ----------------------------
     or 100% of the capital stock or other equity Securities of any of its Subsidiaries in compliance with the provisions of subsection 7.7(iv) of the Existing Credit Facility Loan Agreement, Borrower shall not:

          (i) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries, except to qualify directors if required by applicable law; or

          (ii) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries (including such Subsidiary), except to Borrower, another Subsidiary of Borrower, or to qualify directors if required by applicable law.

H.   AMENDMENTS OF DOCUMENTS RELATING TO SUBORDINATED INDEBTEDNESS.  Borrower
     -------------------------------------------------------------
     shall not, and shall not permit any of its Subsidiaries to, amend or otherwise change the terms of the Unsecured Subordinated Note Indenture or the Unsecured Subordinated Notes, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on the Unsecured Subordinated Notes, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default

     (other than to eliminate any such event of default), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof (or of any guaranty thereof), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of the Unsecured Subordinated Notes (or a trustee or other representative on their behalf) which would be adverse to Borrower or Lenders (as defined in the Existing Credit Facility Loan Agreement). Borrower shall not designate any Indebtedness as ADesignated Senior Indebtedness@ under the terms of the Unsecured Note Indenture without the prior written consent of Administrative Agent and Requisite Lenders (as defined in the Existing Credit Facility Loan Agreement).

                           APPENDIX OF DEFINED TERMS
                            APPEARING IN SCHEDULE 1
                            -----------------------


     "ADMINISTRATIVE AGENT" means Canadian Imperial Bank of Commerce (acting through its New York Agency) in its capacity as administrative agent for Lenders and also means and includes any successor Administrative Agent appointed pursuant to Subsection 9.5.A of the Existing Credit Facility Loan Agreement.

     "ASSET SALE" means the sale by Borrower or any of its Subsidiaries to any Person of (i) any of the stock of any of Borrower's Subsidiaries, (ii) substantially all of the assets of any division or line of business of Borrower or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of Borrower or any of its Subsidiaries outside of the ordinary course of business excluding tangible personal property that in the reasonable judgment of Borrower, has become uneconomic, obsolete or worn out and which is disposed of in the ordinary course of business; and (iii) any other such assets to the extent that the aggregate amount of sales of such assets during any fiscal year is equal to or less than $1,000,000.

     "CAPITAL LEASE", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

     "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the sum of (i) the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Borrower and its Subsidiaries) by Borrower and its Subsidiaries during that period that, in conformity with GAAP, are included in "additions" to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Borrower and its Subsidiaries plus (ii) to the extent not covered by clause (i) of this
             ----
definition, the aggregate of all expenditures by Borrower and its Subsidiaries during that period to acquire (by purchase or otherwise) (a) the business, property or fixed assets of any Person, or (b) stock or other evidence of beneficial ownership of any Person to the extent the purchase price of such stock or other evidence of beneficial ownership of such Person is appropriately allocated to property, plant, or equipment in accordance with GAAP; provided,
                                                                    --------
however, Consolidated Capital Expenditures shall not include expenditures made
-------
from the proceeds of any insurance or condemnation payments (or payments made in lieu of condemnation) received by Borrower and its Subsidiaries and used to repair or replace the damaged property with respect to which such proceeds were received.

     "CONSOLIDATED CASH INTEREST EXPENSE" means, for any period, Consolidated Interest Expense for such period excluding, however, any interest expense not
                                 ---------  -------
payable in cash (including amortization of discount and amortization of debt issuance costs).

     "CONSOLIDATED CURRENT ASSETS" means, as at any date of determination, the total assets of Borrower and its Subsidiaries on a consolidated basis which may properly be classified as current assets in conformity with GAAP excluding cash and cash equivalents.

     "CONSOLIDATED CURRENT LIABILITIES" means, as at any date of determination, the total liabilities of Borrower and its Subsidiaries on a consolidated basis which may properly be classified as current liabilities in conformity with GAAP excluding, however, the current portion of long-term Indebtedness.

     "CONSOLIDATED EBITDA" means, for any period, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense,
(iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, (vi) other non-cash items reducing Consolidated Net Income (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period) and (vii) to the extent deducted in determining Consolidated Net Income fees, expenses and similar transaction costs paid in connection with Permitted Acquisitions less
                                                                         ----
(viii) other non-cash items increasing Consolidated Net Income, all of the foregoing as determined on a consolidated basis for Borrower and its Subsidiaries in conformity with GAAP.

     "CONSOLIDATED EXCESS CASH FLOW" means, for any period, an amount (if positive) equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated EBITDA and (b) the Consolidated Working Capital Adjustment minus (ii) the sum, without duplication, of the amounts for such
           -----
period of (a) voluntary, mandatory and scheduled repayments of Consolidated Total Debt (excluding repayments of revolving loans except to the extent the revolving loan commitments are permanently reduced in connection with such repayments and mandatory repayments of the loans made pursuant to subsection 2.4B.(iii) of the Existing Credit Facility Loan Agreement), (b) Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures or equity contributions applied to finance such expenditures), (c) Consolidated Cash Interest Expense, (d) provisions for current taxes based on income of Borrower and its Subsidiaries and payable in cash with respect to such period, (e) to the extent not included in Consolidated Capital Expenditures, payments made in connection with Permitted Acquisitions (net of any proceeds of any related financing with respect to such expenditures or equity contributions applied to finance such expenditures) and (f) to the extent not otherwise deducted in calculating Consolidated Net Income or included in Consolidated Capital Expenditures, payments made under Permitted Earnout Agreements.

     "CONSOLIDATED FIXED CHARGES" means, for any period, an amount equal to the sum of the amounts for such period of (i) scheduled repayments of principal of all Indebtedness (as reduced as a result of prepayments pursuant to subsection 2.4B of the Existing Credit Facility Loan Agreement in the case of Indebtedness thereunder), (ii) Consolidated Cash Interest Expense, (iii) Capital Expenditures for repair or maintenance of property, plant or equipment (net of related financings) and (iv) the portion of taxes based on income actually paid in cash (excluding taxes on extraordinary gains) all as determined for Borrower and its Subsidiaries on a consolidated basis in conformity with GAAP.

     "CONSOLIDATED INTEREST EXPENSE" means, for any period, (i) total interest expense (including that portion attributable to Capital Leases in accordance with GAAP) and capitalized interest including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance and net costs under Interest Rate Agreements, but excluding that portion attributable to (a) amortization expense associated with the Transaction Costs, (b) the write-off of unamortized deferred financing costs taken by Borrower in connection with the refinancings of Borrower and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Borrower and its Subsidiaries, and (c) any amounts referred to in subsection 2.3 of the Existing Credit Facility Loan Agreement payable to Arranging Agent, Syndication Agent, Administrative Agent or Lenders (as such terms are defined in the Existing Credit Facility Loan Agreement) on or before May 21, 1997, minus (ii) total interest income of Borrower and its Subsidiaries
              -----
on a consolidated basis.

     "CONSOLIDATED MAINTENANCE CAPITAL EXPENDITURES" means, for any period, the aggregate amount of all Consolidated Capital Expenditures actually paid by Borrower and its Subsidiaries during that period for repair or maintenance of property, plant or equipment.

     "CONSOLIDATED NET INCOME" means, for any period, the net income (or loss) of Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that
                                                                  --------
there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Borrower) in which any other Person (other than Borrower or any of its Subsidiaries) has an equity or similar interest, except to the extent of the amount of dividends or other distributions actually paid to Borrower or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or is merged into or consolidated with Borrower or any of its Subsidiaries or that Person's assets are acquired by Borrower or any of its Subsidiaries, (iii) the income of any Subsidiary of Borrower to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary (other than such restriction contained in documents governing Indebtedness of such Subsidiary permitted under the Existing Credit Facility Loan Agreement), (iv) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Plan, and (v) (to the extent not included in clauses (i) through (iv) above) any net extraordinary gains or net non-cash extraordinary losses.

     "CONSOLIDATED TOTAL DEBT" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Borrower and its Subsidiaries, less an amount equal to the cash balances of Borrower and its
              ----
Subsidiaries (net of any overdraft balances), determined on a consolidated basis in accordance with GAAP.

     "CONSOLIDATED WORKING CAPITAL" means, as at any date of determination, the amount (which may be a negative number) obtained by subtracting Consolidated Current Liabilities from Consolidated Current Assets.

     "CONSOLIDATED WORKING CAPITAL ADJUSTMENT" means, for any fiscal year, the amount (which may be a negative number) obtained by subtracting (i) Consolidated Working Capital as of the end of such fiscal year from (ii) Consolidated Working Capital as of the beginning of such fiscal year.

     "FAR WEST DIVISION" means the cooking and restaurant kitchen equipment manufacturing division of Borrower.

     "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect Borrower or any of its Subsidiaries against fluctuations in interest rates.

     "OPERATING LEASE" means, as applied to any Person, any lease (including without limitation, leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

     "PERMITTED ACQUISITIONS" means the acquisition (whether by means of equity or asset purchase acquisition) by Borrower or its Subsidiaries, of a business or a series of related businesses; provided that (i) the businesses acquired are
                                --------
suitable for franchising; (ii) with respect to any such acquisition financed with the proceeds of Acquisition Loans (as defined in the Existing Credit Facility Loan Agreement) after giving effect to such acquisition, Borrower and its Subsidiaries shall be in compliance, on a Pro Forma Basis, with the financial covenants as required under subsection 7.6E of the Existing Credit Facility Loan Agreement; and (iii) concurrently with such acquisition the Administrative Agent, on behalf of Lenders, shall be granted a first priority security interest in the businesses and assets acquired (to the extent available under applicable law).

     "PERMITTED EARNOUT AGREEMENTS" shall mean (x) the agreements set forth in Schedule 1.1D of the Existing Credit Facility Loan Agreement and (y) any
   -------------
other agreement by Borrower or one of its Subsidiaries to pay the seller or sellers of any Person or assets acquired in accordance with the provisions of subsection 7.7(vi) of the Existing Credit Facility Loan Agreement at any time following the consummation of such acquisition by reference to the financial performance of the assets acquired; provided that the aggregate amount of all
                                    --------
such payments which may be owed under such agreements contemplated by this clause (y) at any time shall not exceed $10,000,000.

     "REGULATORY SHARES" means, with respect to any Person, shares of such Person required to be issued as qualifying shares to directors or persons similarly situated or shares issued to

Persons other than Borrower or a Wholly Owned Subsidiary of Borrower in response to regulatory requirements of foreign jurisdictions pursuant to a resolution of the Board of Directors of such Person, so long as such shares do not exceed one percent of the total outstanding shares of equity such Person and any owners of such shares irrevocably covenant with Borrower to remit to Borrower or waive any dividends or distributions paid or payable in respect of such shares.

     "SECURITIES" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities"" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

     "SPECIFIED ASSET SALES" means Asset Sales with respect to (i) sale-leaseback transactions completed within one year following the acquisition of the subject asset; (ii) sales, leases or transfers of restaurant properties to franchisees pursuant to Borrower's "turnkey"" development programs, (iii) sales, leases or transfers of franchises and related assets and properties repossessed or reacquired by Borrower from franchisees and subsequently resold to new franchisees all in the ordinary course of business, (iv) sales or dispositions of restaurant-related properties and assets that are no longer in operation and are surplus to Borrower's needs in the ordinary course of business in an amount not in excess of $5,000,000 in any twelve month period, (v) exchanges of properties or assets for other properties or assets (other than cash or cash equivalents) that (1) are useful in the business of Borrower and its Subsidiaries as then being conducted and (2) have a fair market value at least equal to the fair market value of the assets or properties being exchanged (as evidenced by a resolution of the directors of Borrower in the case of transactions having a fair market value in excess of $1,000,000) in the ordinary course of business, (vi) the Far West Division and (vii) sales of restaurant related properties in connection with a market relocation program.

     "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

     "TRANSACTION COSTS" means the call premiums, fees, costs and expenses payable by Borrower pursuant to the Existing Credit Facility Loan Agreement and other fees, costs and expenses payable by Borrower in connection with (i) the Refinancings (as defined in the Existing

Credit Facility Loan Agreement), (ii) the issuance of the Unsecured Subordinated Notes and (iii) the execution and delivery of the Existing Credit Facility Loan Agreement and related documents.

     "UNSECURED SUBORDINATED NOTE INDENTURE" means the indenture pursuant to which the Unsecured Subordinated Notes were issued as of May 21, 1997, as such indenture may be amended from time to time to the extent permitted under Subsection 7.15 of the Existing Credit Facility Loan Agreement.

     "UNSECURED SUBORDINATED NOTES" means the $175,000,000 aggregate principal amount of Borrower's 10-1/4% senior subordinated notes due 2007 issued pursuant to the Unsecured Subordinated Note Indenture.

     "WHOLLY OWNED SUBSIDIARY" means, with respect to any Person, a Subsidiary of such Person all of the outstanding capital stock or other ownership interests of which (other than Regulatory Shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

                                  SCHEDULE 2
                                  ----------

                            INSURANCE REQUIREMENTS

     (a) Borrower, at its sole cost and expense, will keep the Properties insured during the entire term of this Agreement for the mutual benefit of Borrower and Lender against loss or damage by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy including, but not limited to, riot and civil commotion, vandalism, malicious mischief, burglary and theft. Such insurance shall be in an amount
(i) equal to one hundred percent (100%) of the then replacement cost of the Stores and the furniture, fixtures, equipment and other personal property contained therein (the "Equipment"), without deduction for physical depreciation
                        ---------
and (ii) such that the insurer would not deem Borrower a co-insurer under said policies. The policies of insurance carried in accordance with this paragraph shall be paid annually in advance and shall contain the "Replacement Cost Endorsement" with a waiver of depreciation.

     (b) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall also obtain and maintain during the entire term of this Agreement the following policies of insurance:

          (i) Flood insurance on a per-Store basis if any part of the Properties is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any successor act thereto) in an amount at least equal to the outstanding principal amount of the Loans advanced under this Agreement with respect to such Property or the maximum limit of coverage available with respect to the Stores and Equipment under said Act, whichever is less.

          (ii) Comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting there from) coverages in an amount not less than $1,000,000 per occurrence and $10,000,000 in the aggregate on a per-Store basis.

          (iii) During the course of any construction, renovation or equipping of the Stores, builder's completed value risk insurance against "all risks of physical loss", including collapse and transit coverage, with deductibles reasonably satisfactory to Lender, in non-reporting form, covering the total value of work performed and equipment, supplies and materials furnished. Such policy of insurance shall contain the "permission to occupy upon completion of work or occupancy" endorsement and a waiver of co-insurance or an agreed amount endorsement.

          (iv) Such other insurance as may from time to time be required under the laws of the various states in which the Properties are located.

     (c)  All policies of insurance (the "Policies") required pursuant to this
                                          --------
Schedule shall be issued by an insurer having an A.M. Best rating of A:V or better and satisfactory to Lender, (ii) shall contain the standard New York mortgagee non-contribution clause naming Lender as the person to which all payments made by such insurance company shall be paid, (iii) shall be maintained throughout the term of this Agreement without cost to Lender, (iv) original certificates, or copies thereof, certified to be true and correct, shall be delivered to Lender, (v) shall contain such provisions as Lender deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under said Policies and that Lender shall receive at least thirty (30) days prior written notice of any modification or cancellation, and (vi) shall be satisfactory in form and substance to Lender and shall be approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. All such premiums for such Policies (the "Insurance Premiums")
                                                         -----------------
shall be paid by Borrower making payment when due directly to the carrier. Not later than thirty (30) days prior to the expiration date of each of the Policies, Borrower will deliver to Lender satisfactory evidence of the renewal of each Policy.

                                  SCHEDULE 3
                                  ----------

                                  LITIGATION


                                     NONE.

                                  SCHEDULE 4
                                  ----------

                         ACQUISITIONS AND DISPOSITIONS

                                SINCE 12/19/96


     1.   Sale of 100 Church's(R) restaurants in eight markets: Indianapolis
          (12), Chicago (29), St. Louis (21), Richmond (4), Detroit (19), Dayton
          (5), Columbus (3), Cleveland (7) to Atlanta Franchise Development Corporation.

     2. Sale of 47 Church's(R) restaurants in California to Best Hospitality Corporation.

     3. Acquisition of Chesapeake Bagel Bakery, the third largest bagel restaurant system.